UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2022

Date of reporting period: November 30, 2022

Enclosed for filing you will find an amended Form N-CSR of the registrant’s original 2022 Form N-CSR filing of the referenced period. The purpose of this amended filing is to update Item 11 (b) and Item 13 (which is addressed in exhibits labeled Exhibit 12 (b)(1) and Exhibit 12 (b)(2) in the original filings). Except as set forth above, no other changes have been made to the Form N-CSR, and this amended filing does not amend, update or change any other items or disclosure found in the Form N-CSR.

ITEM 1. REPORTS TO STOCKHOLDERS.

NOV    11.30.22

ANNUAL REPORT

AB ALL CHINA EQUITY PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB All China Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 1

ANNUAL REPORT

January 10, 2023

This report provides management’s discussion of fund performance for the AB All China Equity Portfolio for the annual reporting period ended November 30, 2022.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2022 (unaudited)

	6 Months	12 Months

AB ALL CHINA EQUITY PORTFOLIO

Class A Shares	-13.73%	-29.09%

Advisor Class Shares[1]	-13.60%	-28.93%

MSCI China All Shares Index (net)	-10.24%	-27.67%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (“MSCI”) China All Shares Index (net), for the six- and 12-month periods ended November 30, 2022.

During both periods, all share classes of the Fund underperformed the benchmark, before sales charges. The Fund’s renewable energy and electric vehicle names detracted, relative to the benchmark, due to expectations of increased competition in 2023. Real estate holdings remained weak due to macroeconomic concerns. A late rebound, following a sweeping plan by Beijing to boost liquidity in the debt-ridden property market, failed to offset earlier losses. Health care holdings, however, contributed to performance. News that local authorities had approved a new vaccine to fight the coronavirus, as well as the government’s plans to boost vaccination, especially among the elderly, lifted health care companies. Consumption-related holdings also aided performance, buoyed by hopes of economic reopening in China. After years of pursuing strict COVID-19 restrictions, authorities appeared to be turning the corner on pandemic policies, setting up a consumer recovery.

The Fund did not utilize derivatives during either period.

2 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

Chinese equities fell during both the six- and 12-month periods ended November 30, 2022. Investor sentiment was mostly dampened by Beijing’s stance on maintaining its stringent “zero-COVID” policy, although toward the end of the period, a wide range of pandemic restrictions were eased after public discontent at the country’s zero-tolerance policy triggered a wave of protests. Sluggish economic growth further undermined sentiment, as there was little change in China’s economic policy toward a more growth-supportive mode. No large-scale stimulus measures were announced even after the National Congress, where President Xi Jinping secured an unprecedented third term as party leader and replaced economic pragmatists on his leadership team with a cadre of loyalists.

Given the risk of short-term swings in government policy, the Fund’s Senior Investment Management Team (the “Team”) focused on companies aligned with China’s longer-term policies, such as the beneficiaries of domestic decarbonization policy and green energy. The Team also maintained the Fund’s pivot toward consumer-facing companies, as Beijing showed signs of shifting its policy on pandemic control and economic growth, while continuing to look for fundamentally solid companies that the Team believes were oversold.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, at least 80% of the Fund’s net assets in a portfolio of equity securities of companies economically tied to the People’s Republic of China (“China”) (including Hong Kong). A company is considered to be economically tied to China if: (i) the company is domiciled or organized in China; (ii) the company has securities that are traded principally in China; or (iii) the company conducts a substantial part of its economic activities in China or is a US-listed entity established by a company conducting a substantial part of its economic activities in China, which has been structured to provide investors with exposure to the company. Equity securities may include common stocks, preferred stocks, the equity securities of real estate investment trusts, depositary receipts and derivative instruments related to equity securities. The Adviser expects to invest Fund assets both in shares of companies that trade on the Shanghai Stock Exchange or the Shenzhen Stock Exchange (“China A shares”) and shares of companies economically tied to China that trade in Hong Kong or outside of China.

The Adviser believes that, over time, securities that are undervalued by the market relative to their long-term earnings power can provide high

(continued on next page)

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 3

returns. The Adviser utilizes fundamental analysis and its quantitative models to attempt to identify these securities for investment by the Fund, attempting to balance factors relating to valuation, company quality and investor sentiment, and will seek to build a portfolio that delivers attractive risk-adjusted returns.

The Adviser may, but frequently will not, hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives.

4 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI China All Shares Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI China All Shares Index (net) captures large- and mid-cap representation across China A-shares, B-shares, H-shares, Red-chips, P-chips and foreign listings (e.g., American depositary receipts). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. Investments in emerging-market countries such as China may involve more risk than investments in developed countries because the markets in emerging-market countries are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support.

China/Single Country Risk: Investments in issuers located in a particular country or geographic region may have more risk because of particular market factors affecting that country or region, including political instability, geopolitical risks or unpredictable economic conditions. Risks of investments in securities of companies economically tied to China may include the volatility of the Chinese stock market; heavy dependence on exports, which may be affected adversely by trade barriers or disputes or may decrease, sometimes significantly, when the world economy weakens; and

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

the continuing importance of the role of the Chinese government, which may take legal or regulatory actions that affect the contractual arrangements of a company or economic and market practices, and cause the value of the securities of an issuer held by the Fund to decrease significantly. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. Investments in China A shares are subject to quotas that may restrict daily trading and to additional risks that could affect liquidity compared to investments in companies in developed markets. Risks of investments in companies based in Hong Kong include heavy reliance on the US economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in equity securities denominated in foreign currencies or reduce the Fund’s returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Depositary Receipts Risk: Investing in depositary receipts involves risks that are similar to the risks of direct investments in foreign securities. For example, investing in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. In addition, the issuers of the securities underlying certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

6 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

7/25/20181 TO 11/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB All China Equity Portfolio Class A shares (from 7/25/20181 to 11/30/2022) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 7/25/2018.

8 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-29.09%	-32.10%

Since Inception[1]	-4.31%	-5.25%

ADVISOR CLASS SHARES[2]

1 Year	-28.93%	-28.93%

Since Inception[1]	-4.07%	-4.07%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.45% and 1.20% for Class A and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 7/25/2018.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-30.03%

Since Inception[1]	-4.84%

ADVISOR CLASS SHARES[2]

1 Year	-26.65%

Since Inception[1]	-3.66%

1	Inception date: 7/25/2018.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$862.70	$7.00	1.50%
Hypothetical**	$1,000	$1,017.55	$7.59	1.50%
Advisor Class
Actual	$1,000	$864.00	$5.84	1.25%
Hypothetical**	$1,000	$1,018.80	$6.33	1.25%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

November 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $122.5

1	The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 13

PORTFOLIO SUMMARY (continued)

November 30, 2022 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Tencent Holdings Ltd.	$9,497,568	7.8%

Alibaba Group Holding Ltd.	5,682,752	4.6

Kweichow Moutai Co., Ltd. – Class A	4,537,591	3.7

Contemporary Amperex Technology Co., Ltd. – Class A	3,301,413	2.7

Tongcheng Travel Holdings Ltd.	3,268,589	2.7

Samsonite International SA	3,057,566	2.5

China Construction Bank Corp. – Class H	2,735,504	2.2

Meituan – Class B	2,498,464	2.0

Ping An Insurance Group Co., of China Ltd. – Class A	2,470,056	2.0

Jiumaojiu International Holdings Ltd.	2,367,493	1.9

	$39,416,996	32.1%

1	Long-term investments.

14 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

November 30, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.2%
Consumer Discretionary – 29.9%
Auto Components – 1.6%
Huayu Automotive Systems Co., Ltd. – Class A	388,900	$1,027,443
Zhejiang Shuanghuan Driveline Co., Ltd.	230,000	895,156

		1,922,599

Automobiles – 3.5%
Chongqing Changan Automobile Co., Ltd. – Class A	559,575	1,082,996
Dongfeng Motor Group Co., Ltd. – Class H	1,688,000	950,948
Great Wall Motor Co., Ltd. – Class H	1,240,000	1,841,420
XPeng, Inc.(a)(b)	88,400	471,581

		4,346,945

Hotels, Restaurants & Leisure – 5.3%
Jiumaojiu International Holdings Ltd.(a)(c)	922,000	2,367,493
Shenzhen Overseas Chinese Town Co., Ltd. – Class A	1,032,700	863,757
Tongcheng Travel Holdings Ltd.(b)	1,501,200	3,268,589

		6,499,839

Household Durables – 0.5%
TCL Technology Group Corp. – Class A	1,089,700	627,733

Internet & Direct Marketing Retail – 12.4%
Alibaba Group Holding Ltd.(b)	522,160	5,682,752
JD.com, Inc. (ADR)	18,540	1,060,117
JD.com, Inc. – Class A	79,702	2,275,314
Meituan – Class B(b)(c)	115,900	2,498,464
Pinduoduo, Inc. (ADR)(b)	27,750	2,276,610
Trip.com Group Ltd.(b)	45,500	1,439,990

		15,233,247

Specialty Retail – 1.7%
China Tourism Group Duty Free Corp., Ltd. – Class A	35,527	1,010,656
Topsports International Holdings Ltd.(c)	1,572,000	1,009,445

		2,020,101

Textiles, Apparel & Luxury Goods – 4.9%
Bosideng International Holdings Ltd.	1,782,000	887,907
Li Ning Co., Ltd.	256,500	2,061,362
Samsonite International SA(b)(c)	1,128,000	3,057,566

		6,006,835

		36,657,299

Financials – 13.4%
Banks – 6.1%
Bank of Jiangsu Co., Ltd. – Class A	1,425,600	1,507,058
Bank of Nanjing Co., Ltd. – Class A	1,216,700	1,792,951
China Construction Bank Corp. – Class H	4,520,000	2,735,504

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

China Merchants Bank Co., Ltd. – Class H	291,000	$1,478,004

		7,513,517

Capital Markets – 4.2%
CITIC Securities Co., Ltd. – Class A	534,310	1,514,028
GF Securities Co., Ltd. – Class H	1,152,600	1,681,573
Guotai Junan Securities Co., Ltd.(c)	1,635,720	1,914,565

		5,110,166

Insurance – 3.1%
China Life Insurance Co., Ltd. – Class H	870,000	1,333,669
Ping An Insurance Group Co., of China Ltd. – Class A	384,193	2,470,056

		3,803,725

		16,427,408

Communication Services – 11.0%
Entertainment – 2.2%
NetEase, Inc.	121,200	1,752,387
Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd. – Class A	371,000	945,073

		2,697,460

Interactive Media & Services – 7.8%
Tencent Holdings Ltd.	251,150	9,497,568

Media – 1.0%
Chinese Universe Publishing and Media Group Co., Ltd.	914,200	1,256,501

		13,451,529

Consumer Staples – 9.6%
Beverages – 8.0%
China Resources Beer Holdings Co., Ltd.	174,000	1,205,692
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd. – Class A	43,300	878,663
Kweichow Moutai Co., Ltd. – Class A	19,863	4,537,591
Luzhou Laojiao Co., Ltd. – Class A	51,691	1,384,843
Tsingtao Brewery Co., Ltd. – Class H	194,000	1,836,509

		9,843,298

Food Products – 0.9%
Tongwei Co., Ltd. – Class A	169,500	1,049,602

Personal Products – 0.7%
L’Occitane International SA	303,000	851,438

		11,744,338

Industrials – 7.2%
Electrical Equipment – 5.1%
Contemporary Amperex Technology Co., Ltd. – Class A	59,449	3,301,413
Jiangsu Zhongtian Technology Co., Ltd. – Class A	191,700	459,314

16 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Ming Yang Smart Energy Group Ltd. – Class A	230,900	$883,395
NARI Technology Co., Ltd. – Class A	414,096	1,572,795

		6,216,917

Machinery – 1.4%
Wuxi Lead Intelligent Equipment Co., Ltd. – Class A	273,780	1,727,065

Road & Rail – 0.7%
Daqin Railway Co., Ltd. – Class A	925,637	901,963

		8,845,945

Health Care – 7.1%
Biotechnology – 0.7%
Chongqing Zhifei Biological Products Co., Ltd. – Class A	67,200	871,140

Health Care Equipment & Supplies – 1.7%
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. – Class A	44,300	2,061,509

Health Care Providers & Services – 1.3%
Aier Eye Hospital Group Co., Ltd. – Class A	137,296	533,554
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	624,000	1,040,515

		1,574,069

Pharmaceuticals – 3.4%
China Resources Sanjiu Medical & Pharmaceutical Co., Ltd. – Class A	181,300	1,523,687
Joincare Pharmaceutical Group Industry Co., Ltd. – Class A	642,400	1,115,032
Sichuan Kelun Pharmaceutical Co., Ltd. – Class A	451,300	1,518,878

		4,157,597

		8,664,315

Materials – 6.3%
Chemicals – 3.7%
Hubei Xingfa Chemicals Group Co., Ltd. – Class A	188,500	827,049
Shanghai Putailai New Energy Technology Co., Ltd. – Class A	293,100	2,333,327
Suzhou TA&A Ultra Clean Technology Co., Ltd.	147,300	1,291,098

		4,451,474

Metals & Mining – 2.6%
Ganfeng Lithium Co., Ltd. – Class A	157,220	1,840,008
Zijin Mining Group Co., Ltd. – Class A	981,150	1,385,148

		3,225,156

		7,676,630

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Information Technology – 4.3%
Electronic Equipment, Instruments & Components – 2.1%
BOE Technology Group Co., Ltd. – Class A	1,964,300	$1,005,552
Luxshare Precision Industry Co., Ltd. – Class A	349,910	1,567,640

		2,573,192

IT Services – 1.0%
Vnet Group, Inc. (ADR)(b)	239,597	1,200,381

Semiconductors & Semiconductor Equipment – 1.2%
LONGi Green Energy Technology Co., Ltd. – Class A	233,420	1,534,930

		5,308,503

Utilities – 4.0%
Gas Utilities – 1.7%
Kunlun Energy Co., Ltd.	2,650,000	2,055,990

Independent Power and Renewable Electricity Producers – 2.3%
China Datang Corp. Renewable Power Co., Ltd. – Class H	3,629,000	1,051,172
China Longyuan Power Group Corp., Ltd. – Class H	614,000	757,251
China Yangtze Power Co., Ltd. – Class A	331,500	1,000,153

		2,808,576

		4,864,566

Energy – 3.4%
Energy Equipment & Services – 1.7%
China Oilfield Services Ltd. – Class H	1,628,000	2,058,073

Oil, Gas & Consumable Fuels – 1.7%
PetroChina Co., Ltd. – Class H	4,776,000	2,173,234

		4,231,307

Total Common Stocks (cost $133,863,019)		117,871,840

SHORT-TERM INVESTMENTS – 4.0%
Investment Companies – 4.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.50%(d)(e)(f) (cost $4,844,884)	4,844,884	4,844,884

Total Investments Before Security Lending Collateral for Securities Loaned – 100.2% (cost $138,707,903)		122,716,724

18 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.50%(d)(e)(f) (cost $320,362)	320,362	$320,362

Total Investments – 100.4% (cost $139,028,265)		123,037,086
Other assets less liabilities – (0.4)%		(528,788)

Net Assets – 100.0%		$122,508,298

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2022, the aggregate market value of these securities amounted to $10,847,533 or 8.9% of net assets.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	Affiliated investments.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 19

STATEMENT OF ASSETS & LIABILITIES

November 30, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $133,863,019)	$117,871,840	(a)
Affiliated issuers (cost $5,165,246—including investment of cash collateral for securities loaned of $320,362)	5,165,246
Foreign currencies, at value (cost $24,037)	20,178
Receivable for capital stock sold	78,889
Unaffiliated dividends receivable	29,921
Affiliated dividends receivable	15,459

Total assets	123,181,533

Liabilities
Due to Custodian	11
Payable for collateral received on securities loaned	320,362
Payable for capital stock redeemed	124,999
Advisory fee payable	67,286
Custody and accounting fees payable	64,457
Audit and tax fee payable	40,221
Administrative fee payable	26,331
Transfer Agent fee payable	1,500
Distribution fee payable	315
Accrued expenses	27,753

Total liabilities	673,235

Net Assets	$122,508,298

Composition of Net Assets
Capital stock, at par	$1,517
Additional paid-in capital	167,243,510
Accumulated loss	(44,736,729)

	$122,508,298

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,649,763	205,069	$8.04	*

Advisor	$120,858,535	14,968,977	$8.07

(a)	Includes securities on loan with a value of $2,271,259 (See Note E).

*	The maximum offering price per share for Class A shares was $8.40 which reflects a sales charge of 4.25%.

See notes to financial statements.

20 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended November 30, 2022

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $284,609)	$3,483,462
Affiliated issuers	33,757
Non-cash dividend income	140,110
Securities lending income	17,461	$3,674,790

Expenses
Advisory fee (see Note B)	1,480,045
Transfer agency—Class A	309
Transfer agency—Advisor Class	24,364
Distribution fee—Class A	4,884
Custody and accounting	115,741
Administrative	108,782
Audit and tax	61,994
Registration fees	41,201
Legal	36,173
Printing	25,541
Directors’ fees	19,367
Recoupment of previously reimbursed expenses (see Note B)	13,427
Miscellaneous	21,410

Total expenses	1,953,238
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(3,243)

Net expenses		1,949,995

Net investment income		1,724,795

Realized and Unrealized Loss on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(29,277,840)
Foreign currency transactions		(28,430)
Net change in unrealized appreciation (depreciation) on:
Investments		(28,416,261)
Foreign currency denominated assets and liabilities		(4,048)

Net loss on investment and foreign currency transactions		(57,726,579)

Net Decrease in Net Assets from Operations		$(56,001,784)

See notes to financial statements.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2022	Year Ended November 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,724,795	$1,994,821
Net realized gain (loss) on investment and foreign currency transactions	(29,306,270)	497,726
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	(28,420,309)	(24,102,097)

Net decrease in net assets from operations	(56,001,784)	(21,609,550)
Distributions to Shareholders
Class A	(31,498)	(5,466)
Advisor Class	(3,221,789)	(645,142)
Capital Stock Transactions
Net increase (decrease)	(5,492,494)	66,760,490

Total increase (decrease)	(64,747,565)	44,500,332
Net Assets
Beginning of period	187,255,863	142,755,531

End of period	$122,508,298	$187,255,863

See notes to financial statements.

22 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

November 30, 2022

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All China Equity Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class C, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

24 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2022:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$3,336,727		$33,320,572		$	– 0	–	$36,657,299
Financials	– 0	–	16,427,408			– 0	–	16,427,408
Communication Services	– 0	–	13,451,529			– 0	–	13,451,529
Consumer Staples	– 0	–	11,744,338			– 0	–	11,744,338
Industrials	– 0	–	8,845,945			– 0	–	8,845,945
Health Care	1,523,687		7,140,628			– 0	–	8,664,315
Materials	– 0	–	7,676,630			– 0	–	7,676,630
Information Technology	1,200,381		4,108,122			– 0	–	5,308,503
Utilities	– 0	–	4,864,566			– 0	–	4,864,566
Energy	– 0	–	4,231,307			– 0	–	4,231,307
Short-Term Investments:
Investment Companies	4,844,884		– 0	–		– 0	–	4,844,884
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	320,362		– 0	–		– 0	–	320,362

Total Investments in Securities	11,226,041		111,811,045	†		– 0	–	123,037,086
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$11,226,041		$111,811,045		$	– 0	–	$123,037,086

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and

26 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund’s investments in Chinese securities may be subject to a 10% Chinese Withholding Income Tax (“WIT”) on any dividends, interest or other income from Chinese sources, unless the statutory WIT of 10% is subject to reduction or exemption in accordance with the applicable tax treaty signed with China or domestic regulation.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .95% of Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.50% and 1.25% of the daily average net assets for Class A and Advisor Class, respectively. For the year ended November 30, 2022, there was no such reimbursement. The Expense Caps may not be terminated by the Adviser before February 28, 2023. Any fees waived and expenses borne by the Adviser through July 25, 2019 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amount to $202,645 for the year ended November 30, 2019. For the year ended November 30, 2022, the Fund made repayments to the Adviser in the amount of $13,427. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2022, the reimbursement for such services amounted to $108,782.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or

28 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

networking services. Such compensation retained by ABIS amounted to $18,000 for the year ended November 30, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained no front-end sales charges from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A for the year ended November 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2022, such waiver amounted to $3,136.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2022 is as follows:

Fund	Market Value 11/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,399	$44,848	$42,402	$4,845	$34
Government Money Market Portfolio*	1,205	10,707	11,592	320	4

Total				$5,165	$38

*	Investment of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares. There are no distribution and servicing fees

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 29

NOTES TO FINANCIAL STATEMENTS (continued)

on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2022, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$86,151,226		$95,450,331
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$141,004,981

Gross unrealized appreciation	$9,541,951
Gross unrealized depreciation	(27,509,846)

Net unrealized depreciation	$(17,967,895)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the year ended November 30, 2022.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also

30 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio,

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 31

NOTES TO FINANCIAL STATEMENTS (continued)

as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$2,271,259	$320,362	$1,978,369	$13,891	$3,570	$107

*	As of November 30, 2022.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2022	Year Ended November 30, 2021		Year Ended November 30, 2022	Year Ended November 30, 2021

Class A
Shares sold	22,957	– 0	–	$250,000	$	– 0	–

Shares issued in reinvestment of dividends and distributions	2,820	422		31,497		5,436

Shares redeemed	(7,305)	(1,000)		(55,004)		(11,580)

Net increase (decrease)	18,472	(578)		$226,493		$(6,144)

Advisor Class
Shares sold	3,720,101	6,772,322		$36,797,443		$90,351,067

Shares issued in reinvestment of dividends and distributions	274,217	47,134		3,065,746		608,031

Shares redeemed	(5,043,966)	(1,921,441)		(45,582,176)		(24,192,464)

Net increase (decrease)	(1,049,648)	4,898,015		$(5,718,987)		$66,766,634

32 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. Investments in emerging market countries such as China may involve more risk than investments in developed countries because the markets in emerging market countries are less developed and less liquid and are subject to increased economic, political, regulatory, or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support.

China/Single Country Risk—Investments in issuers located in a particular country or geographic region may have more risk because of particular market factors affecting that country or region, including political instability, geopolitical risks or unpredictable economic conditions. Risks of investments in securities of companies economically tied to China may include the volatility of the Chinese stock market; heavy dependence on exports, which may be affected adversely by trade barriers or disputes or may decrease, sometimes significantly, when the world economy weakens; and the continuing importance of the role of the Chinese Government, which may take legal or regulatory actions that affect the contractual arrangements of a company or economic and market practices, and cause the value of the securities of an issuer held by the Fund to decrease significantly. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. Investments in China A shares are subject to quotas that may restrict daily trading and to additional risks that could affect liquidity compared to investments in companies in developed markets. Risks of investments in companies based in Hong Kong include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 33

NOTES TO FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in equity securities denominated in foreign currencies or reduce the Fund’s returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Depositary Receipts Risk—Investing in depositary receipts involves risks that are similar to the risks of direct investments in foreign securities. For example, investing in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. In addition, the issuers of the securities underlying certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Industry/Sector Risk—Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a

34 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 35

NOTES TO FINANCIAL STATEMENTS (continued)

models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2022 and November 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$2,021,848	$650,608
Net long-term capital gains	1,231,439	– 0	–

Total taxable distributions paid	$3,253,287	$650,608

As of November 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,671,244
Accumulated capital and other losses	(28,436,244	)(a)
Unrealized appreciation (depreciation)	(17,971,729	)(b)

Total accumulated earnings (deficit)	$(44,736,729)

(a)	As of November 30, 2022, the Fund had a net capital loss carryforward of $28,436,244.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2022, the Fund had a net short-term capital loss carryforward of $13,861,806 and a net long-term capital loss carryforward of $14,574,438, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

36 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 37

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,	July 25, 2018(a) to November 30, 2018
2022	2021	2020	2019

Net asset value, beginning of period	$ 11.51	$ 12.58	$ 10.02	$ 8.37	$ 10.00

Income From Investment Operations

Net investment income (loss)(b)(c)	.08	.09	.04	.10	(.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.38)	(1.13)	2.62	1.55	(1.62)

Net increase (decrease) in net asset value from operations	(3.30)	(1.04)	2.66	1.65	(1.63)

Less: Dividends and Distributions

Dividends from net investment income	(.09)	(.03)	(.10)	– 0	–	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(.08)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.03)	(.10)	– 0	–	– 0	–

Net asset value, end of period	$ 8.04	$ 11.51	$ 12.58	$ 10.02	$ 8.37

Total Return

Total investment return based on net asset value(d)	(29.09)%	(8.30)%	26.73%	19.71%	(16.30)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,650	$2,148	$2,355	$1,859	$685

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.50%	1.44%	1.50%	1.50%	1.50	%(e)

Expenses, before waivers/reimbursements	1.50%	1.45%	1.56%	1.93%	4.81	%(e)

Net investment income (loss)(c)	.87%	.70%	.40%	1.00%	(.33	)%(e)

Portfolio turnover rate	57%	75%	74%	62%	38%

See footnote summary on page 40.

38 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,	July 25, 2018(a) to November 30, 2018
2022	2021	2020	2019

Net asset value, beginning of period	$ 11.56	$ 12.63	$ 10.05	$ 8.38	$ 10.00

Income From Investment Operations

Net investment income (loss)(b)(c)	.10	.14	.08	.12	(.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.39)	(1.15)	2.62	1.55	(1.61)

Net increase (decrease) in net asset value from operations	(3.29)	(1.01)	2.70	1.67	(1.62)

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.06)	(.12)	– 0	–	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(.08)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.20)	(.06)	(.12)	– 0	–	– 0	–

Net asset value, end of period	$ 8.07	$ 11.56	$ 12.63	$ 10.05	$ 8.38

Total Return

Total investment return based on net asset value(d)	(28.93)%	(8.07)%	27.12%	19.93%	(16.20)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$120,858	$185,108	$140,401	$87,498	$36,145

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.25%	1.20%	1.25%	1.25%	1.25	%(e)

Expenses, before waivers/reimbursements	1.25%	1.20%	1.31%	1.67%	5.13	%(e)

Net investment income (loss)(c)	1.11%	1.06%	.69%	1.28%	(.37	)%(e)

Portfolio turnover rate	57%	75%	74%	62%	38%

See footnote summary on page 40.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

40 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB All China Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB All China Equity Portfolio (the “Fund”) (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of November 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from July 25, 2018 (commencement of operations) through November 30, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Cap Fund, Inc.) at November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from July 25, 2018 (commencement of operations) through November 30, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 41

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 26, 2023

42 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended November 30, 2022.

For the taxable year ended November 30, 2022, the Fund designates 100% as the maximum amount that may be considered qualified dividend income for individual shareholders.

The fund designates $1,231,439 of dividends as long-term capital gains dividends.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended November 30, 2022, $284,609 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $3,911,198.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 43

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

John Lin(2), Vice President Stuart Rae(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Jennifer Friedland, Chief Compliance Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s China Equity Team. Messrs. Lin and Rae are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

44 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,+ 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	75	None

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 45

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,# Chairman of the Board 70 (2018)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023 and he has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

46 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,# 71 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011 and Chair of its Audit Commitee since December 2022

Michael J. Downey,# 79 (2018)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,# 74 (2018)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,# 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

48 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,# 67 (2018)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 49

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.# 81 (2018)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	75	None

50 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 51

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

John Lin 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Stuart Rae 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer of the Asia-Pacific Value Equities.

Nancy E. Hay 50	Secretary	Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS**”), with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 48	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

52 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 53

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

54 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All China Equity Portfolio (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 55

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

56 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 57

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

58 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 59

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

60 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

AB ALL CHINA EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ACE-0151-1122

NOV    11.30.22

ANNUAL REPORT

AB ALL MARKET INCOME PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB All Market Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 1

ANNUAL REPORT

January 25, 2023

This report provides management’s discussion of fund performance for the AB All Market Income Portfolio for the annual reporting period ended November 30, 2022.

At a meeting of the Board of Directors of AB Cap Fund, Inc. and The AB Portfolios held on November 1-3, 2022, the Board approved the liquidation and termination of the AB All Market Income Portfolio. Effective as of November 3, 2022, the Fund has suspended sales of its shares to investors who purchase shares directly from the Fund pending the completion of the liquidation and the payment of one or more liquidating distributions to the Fund’s shareholders. In the case of sales to certain retirement plans and sales made through retail omnibus platforms, however, the Fund has continued to offer its shares. The Fund expects to make its liquidating distributions on or shortly after February 3, 2023.

In connection with the liquidation, the imposition of front-end sales charges and distribution and/or service (Rule 12b-1) fees for the Fund have been suspended, effective as of November 3, 2022. In addition, contingent deferred sales charges (“CDSCs”) upon redemption of the Fund’s shares are being waived. This CDSC waiver will also apply to redemptions of shares of other AB mutual funds that are acquired through exchange of the Fund’s shares.

Shareholders may redeem shares of the Fund, and may exchange shares of the Fund for shares of other AB mutual funds, until February 1, 2023. The Fund has converted its assets to cash and/or cash equivalents. Accordingly, the Fund no longer pursues its stated investment objective or engages in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

The Fund’s investment objective is to seek current income with consideration of capital appreciation.

NAV RETURNS AS OF NOVEMBER 30, 2022 (unaudited)

	6 Months	12 Months

AB ALL MARKET INCOME PORTFOLIO

Class A Shares	-7.02%	-16.11%

Class C Shares	-7.38%	-16.79%

Advisor Class Shares[1]	-6.90%	-15.88%

Primary Benchmark: MSCI ACWI (net)	-2.51%	-11.62%

Bloomberg Global Aggregate Bond Index (USD hedged)	-2.71%	-10.52%

(footnotes continued on next page)

2 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The preceding table shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg Global Aggregate Bond Index (USD hedged) for the six- and 12-month periods ended November 30, 2022.

During both periods, all share classes of the Fund underperformed the primary benchmark, before sales charges. The Fund’s strategic decision to achieve diversification involved holding assets other than equities; over the 12-month period, this diversification detracted from performance, relative to the all-equity benchmark, as bonds underperformed equities. All share classes underperformed the Bloomberg Global Aggregate Bond Index (USD hedged) during both periods, before sales charges.

During the 12-month period, overall security selection within the equity allocation contributed, particularly in income equities. Allocation to US concentrated equity detracted. Overall security selection within fixed income was also positive; allocation to global high yield contributed, while exposure to non-US sovereigns led detractors. Overall security selection within equities was negative during the six-month period. Selection within income equities detracted, while global strategic core equity contributed. Overall security selection within fixed income was also negative. The AB High Income Fund led detractors, while global high yield contributed.

The Fund utilized derivatives for hedging and investment purposes. For both periods, interest rate swaps, credit default swaps, total return swaps and purchased options detracted from absolute returns. Futures and currency forwards detracted for the six-month period and added for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the 12-month period ended November 30, 2022. In response to persistently high inflation, central banks—led by the US Federal Reserve (the “Fed”)—took a hawkish pivot, which raised concerns that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back after the Fed announced its first interest-rate hike in March 2022, which was followed by five additional rate raises, including four consecutive 0.75% increases. Equity markets began to rebound at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes and review the impact of higher rates over a longer time horizon. Against a backdrop of rising rates, growth stocks

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 3

came under pressure throughout most of the period. Within large-cap markets, growth stocks declined, while value stocks rose and outperformed growth stocks significantly. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

Fixed-income government bond market yields increased rapidly, and bond prices fell in all developed markets until November, when markets rallied on lower-than-expected inflation. Most major central banks aggressively tightened monetary policy by raising short-term interest rates and ending bond purchases to combat high and persistent inflation. Developed-market government bonds fell the most in the UK and eurozone, and by the least in Japan. In credit-risk sectors, securitized assets generally outperformed corporate bonds. Investment-grade corporate bonds trailed developed-market treasuries, underperforming in the US against US Treasuries, while outperforming in the eurozone relative to eurozone treasuries. High-yield corporate bonds in the US and eurozone outperformed respective treasury markets. Emerging-market sovereign bonds hedged to the US dollar materially underperformed developed-market treasuries. Emerging-market investment-grade corporate bonds slightly outperformed investment-grade corporates. Emerging-market local-currency bonds lagged as the US dollar advanced against all developed-market currencies and the vast majority of emerging-market currencies. Brent crude oil prices ended higher, even as prices fell later in the period on global growth concerns and reduced demand.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on generating high, stable income with capital growth by investing in global fixed income, global equities and nontraditional assets. The Team utilizes rigorous quantitative research tools and fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends, debt securities (including high-yield debt securities, also known as “junk bonds”), preferred stocks and derivatives related to these types of securities. In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

In selecting equity securities for the Fund, the Adviser focuses on securities that have high-dividend yields and are undervalued by the

(continued on next page)

4 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

market relative to their long-term earnings potential. The Adviser intends to gain exposure to high-yield debt securities through investment in the AB High Income Fund and may, in the future, gain such exposure through direct investments in high-income securities. It is expected that the Fund will pursue a number of generally derivatives-based alternative investment strategies, such as taking long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies. These alternative investment strategies may also include buying and writing put and call options, and entering into variance swaps.

The Adviser adjusts the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to directly increasing or decreasing asset class exposure by buying or selling securities in that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives and exchange-traded funds (“ETFs”).

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest-rate derivatives to gain exposure to sovereign bonds. As noted above, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives and short sales of securities, the Fund may be leveraged, with net investment exposure in excess of its net assets.

Currency exchange-rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come both from investments in equity and debt securities priced or denominated in foreign currencies and from direct holdings of foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI and the Bloomberg Global Aggregate Bond Index (USD hedged) are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of

6 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, some-

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

times rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

8 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 9

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/18/20141 TO 11/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Income Portfolio Class A shares (from 12/18/20141 to 11/30/2022) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/18/2014.

10 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-16.11%	-19.71%

5 Years	-1.86%	-2.70%

Since Inception[1]	1.41%	0.86%

CLASS C SHARES

1 Year	-16.79%	-17.60%

5 Years	-2.59%	-2.59%

Since Inception[1]	0.65%	0.65%

ADVISOR CLASS SHARES[2]

1 Year	-15.88%	-15.88%

5 Years	-1.61%	-1.61%

Since Inception[1]	1.66%	1.66%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.67%, 2.40% and 1.41% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 0.99%, 1.74% and 0.74% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before February 28, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/18/2014.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-22.81%

5 Years	-3.24%

Since Inception[1]	0.58%

CLASS C SHARES

1 Year	-20.77%

5 Years	-3.13%

Since Inception[1]	0.37%

ADVISOR CLASS SHARES[2]

1 Year	-19.07%

5 Years	-2.15%

Since Inception[1]	1.39%

1	Inception date: 12/18/2014.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

12 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$929.80	$3.68	0.76%	$4.79	0.99%
Hypothetical**	$1,000	$1,021.26	$3.85	0.76%	$5.01	0.99%

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$926.20	$7.29	1.51%	$8.40	1.74%
Hypothetical**	$1,000	$1,017.50	$7.64	1.51%	$8.80	1.74%
Advisor Class
Actual	$1,000	$931.00	$2.47	0.51%	$3.58	0.74%
Hypothetical**	$1,000	$1,022.51	$2.59	0.51%	$3.75	0.74%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios and other expenses of AB High Income Fund. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

14 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

November 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $48.0

TEN LARGEST HOLDINGS2

Security	U.S. $ Value	Percent of Net Assets

AB High Income Fund, Inc. – Class Z	$18,662,712	38.9%

Apple, Inc.	472,808	1.0

Microsoft Corp.	436,034	0.9

Vanguard Real Estate ETF	384,293	0.8

Vanguard Global ex-U.S. Real Estate ETF	378,754	0.8

Novo Nordisk A/S – Class B	230,806	0.5

Roche Holding AG (Genusschein)	192,055	0.4

Equinor ASA	191,360	0.4

Alphabet, Inc. – Class C	182,813	0.4

AbbVie, Inc.	172,140	0.4

	$21,303,775	44.5%

1

The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	Long-term investments.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS

November 30, 2022

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 40.5%
Funds and Investment Trusts – 40.5%(a)
AB High Income Fund, Inc. – Class Z(b)	2,814,889	$18,662,712
Vanguard Global ex-U.S. Real Estate ETF	8,954	378,754
Vanguard Real Estate ETF	4,363	384,293

Total Investment Companies (cost $22,120,973)		19,425,759

COMMON STOCKS – 29.4%
Information Technology – 7.2%
Communications Equipment – 0.1%
Juniper Networks, Inc.	2,137	71,034

IT Services – 1.8%
Amdocs Ltd.	95	8,442
Automatic Data Processing, Inc.	447	118,071
Capgemini SE	305	55,143
Fidelity National Information Services, Inc.	736	53,419
FleetCor Technologies, Inc.(c)	42	8,240
Gartner, Inc.(c)	120	42,044
Genpact Ltd.	1,110	51,182
International Business Machines Corp.(d)	621	92,467
Mastercard, Inc. – Class A	473	168,577
Otsuka Corp.	1,000	33,658
Paychex, Inc.	659	81,736
VeriSign, Inc.(c)	295	58,944
Visa, Inc. – Class A	369	80,073

		851,996

Semiconductors & Semiconductor Equipment – 0.9%
Broadcom, Inc.	216	119,022
Enphase Energy, Inc.(c)	297	95,215
KLA Corp.	255	100,253
Micron Technology, Inc.	1,064	61,340
QUALCOMM, Inc.	83	10,499
Texas Instruments, Inc.	124	22,377

		408,706

Software – 3.1%
Adobe, Inc.(c)	110	37,942
Autodesk, Inc.(c)	376	75,933
Bentley Systems, Inc. – Class B	918	36,362
Cadence Design Systems, Inc.(c)	483	83,095
Constellation Software, Inc./Canada	45	72,545
Crowdstrike Holdings, Inc. – Class A(c)	160	18,824
Dropbox, Inc. – Class A(c)	3,392	79,916
Fair Isaac Corp.(c)	49	30,366
Fortinet, Inc.(c)	1,286	68,364
Microsoft Corp.(d)	1,709	436,034

16 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

NortonLifeLock, Inc.	6,142	$141,020
Oracle Corp.	1,150	95,485
Palo Alto Networks, Inc.(c)	420	71,358
Sage Group PLC (The)	2,425	23,521
ServiceNow, Inc.(c)	280	116,564
Synopsys, Inc.(c)	139	47,196
VMware, Inc. – Class A(c)	456	55,400

		1,489,925

Technology Hardware, Storage & Peripherals – 1.3%
Apple, Inc.(d)	3,194	472,808
NetApp, Inc.	1,097	74,168
Ricoh Co., Ltd.	9,200	73,080

		620,056

		3,441,717

Health Care – 5.1%
Biotechnology – 0.8%
AbbVie, Inc.(d)	1,068	172,140
Alnylam Pharmaceuticals, Inc.(c)	23	5,073
Amgen, Inc.	289	82,770
Genmab A/S(c)	10	4,634
Moderna, Inc.(c)	556	97,806

		362,423

Health Care Equipment & Supplies – 0.2%
Coloplast A/S – Class B	108	12,767
Hologic, Inc.(c)	824	62,756

		75,523

Health Care Providers & Services – 1.6%
AmerisourceBergen Corp.	512	87,393
Cardinal Health, Inc.	1,023	82,014
Centene Corp.(c)	1,515	131,881
CVS Health Corp.	1,005	102,390
Elevance Health, Inc.	62	33,041
Humana, Inc.	158	86,884
McKesson Corp.	177	67,557
Molina Healthcare, Inc.(c)	200	67,354
UnitedHealth Group, Inc.	224	122,698

		781,212

Life Sciences Tools & Services – 0.2%
Mettler-Toledo International, Inc.(c)	63	92,582
Sartorius Stedim Biotech	8	2,731
Thermo Fisher Scientific, Inc.	24	13,445

		108,758

Pharmaceuticals – 2.3%
Bayer AG (REG)	1,306	75,796
Chugai Pharmaceutical Co., Ltd.(e)	1,000	26,631
Eli Lilly & Co.	460	170,697

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Johnson & Johnson	346	$61,588
Merck & Co., Inc.	1,193	131,373
Novo Nordisk A/S – Class B	1,840	230,806
Pfizer, Inc.(d)	2,336	117,104
Roche Holding AG (BR)	70	28,120
Roche Holding AG (Genusschein)	588	192,055
Takeda Pharmaceutical Co., Ltd.	2,600	76,448

		1,110,618

		2,438,534

Financials – 4.5%
Banks – 1.7%
Bank Leumi Le-Israel BM	6,673	61,172
CaixaBank SA	991	3,684
Citizens Financial Group, Inc.	1,031	43,694
Commerzbank AG(c)	9,045	75,762
DBS Group Holdings Ltd.	1,400	36,510
Fifth Third Bancorp	333	12,108
JPMorgan Chase & Co.	498	68,814
KBC Group NV	222	12,298
KeyCorp	2,506	47,138
Mitsubishi UFJ Financial Group, Inc.	7,400	40,356
NatWest Group PLC	19,290	61,348
Nordea Bank Abp	7,040	73,983
Oversea-Chinese Banking Corp., Ltd.	7,000	64,517
Resona Holdings, Inc.	1,500	7,219
Royal Bank of Canada(e)	807	80,259
Societe Generale SA	3,197	80,465
Toronto-Dominion Bank (The)	721	47,988

		817,315

Capital Markets – 0.5%
Ameriprise Financial, Inc.	71	23,569
Carlyle Group, Inc. (The)	1,636	50,994
Goldman Sachs Group, Inc. (The)	222	85,725
Houlihan Lokey, Inc.	521	51,240
Partners Group Holding AG	12	11,956
Singapore Exchange Ltd.	4,000	26,774

		250,258

Insurance – 2.1%
Admiral Group PLC	487	11,906
Aon PLC – Class A	63	19,422
Aviva PLC	13,317	71,902
AXA SA	1,240	35,053
Fidelity National Financial, Inc.	1,785	72,043
Japan Post Holdings Co., Ltd.	10,300	80,733
Japan Post Insurance Co., Ltd.	4,500	74,838
Legal & General Group PLC	8,896	27,289
Lincoln National Corp.	717	27,920
Marsh & McLennan Cos., Inc.	312	54,032

18 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Medibank Pvt Ltd.	30,407	$60,667
MetLife, Inc.	535	41,035
NN Group NV	2,676	114,362
Principal Financial Group, Inc.	441	39,549
Progressive Corp. (The)	394	52,067
Prudential Financial, Inc.	727	78,538
Sampo Oyj – Class A	1,268	64,216
Willis Towers Watson PLC	254	62,525

		988,097

Mortgage Real Estate Investment Trusts (REITs) – 0.2%
Annaly Capital Management, Inc.	4,012	86,940

		2,142,610

Energy – 2.1%
Oil, Gas & Consumable Fuels – 2.1%
Cenovus Energy, Inc.(e)	1,574	31,301
ConocoPhillips	792	97,820
Coterra Energy, Inc.	462	12,894
Devon Energy Corp.	415	28,436
Eni SpA	6,253	93,232
EOG Resources, Inc.	602	85,442
Equinor ASA	4,969	191,360
Exxon Mobil Corp.	95	10,577
Inpex Corp.	700	7,714
Keyera Corp.(e)	448	10,438
Marathon Petroleum Corp.	726	88,434
Repsol SA	3,434	53,022
Shell PLC	3,003	87,885
Suncor Energy, Inc.	1,187	39,030
Texas Pacific Land Corp.	17	44,073
Valero Energy Corp.	647	86,452
Woodside Energy Group Ltd.	1,471	37,150

		1,005,260

Communication Services – 1.8%
Diversified Telecommunication Services – 0.7%
BCE, Inc.	654	31,145
Comcast Corp. – Class A	1,479	54,191
Deutsche Telekom AG (REG)	1,187	24,147
HKT Trust & HKT Ltd.	32,000	39,018
Nippon Telegraph & Telephone Corp.	1,600	44,366
Orange SA	619	6,290
Spark New Zealand Ltd.	23,784	77,539
Telefonica SA	5,289	19,742
Telstra Corp., Ltd.	13,099	35,540

		331,978

Entertainment – 0.2%
Electronic Arts, Inc.	778	101,747

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Ubisoft Entertainment SA(c)	413	$11,489

		113,236

Interactive Media & Services – 0.7%
Alphabet, Inc. – Class A(c)(d)	983	99,273
Alphabet, Inc. – Class C(c)(d)	1,802	182,813
Auto Trader Group PLC(f)	5,170	35,690
Kakaku.com, Inc.	1,000	17,974

		335,750

Media – 0.1%
Dentsu Group, Inc.(e)	200	6,477
Omnicom Group, Inc.	189	15,075
Trade Desk, Inc. (The) – Class A(c)	510	26,591

		48,143

Wireless Telecommunication Services – 0.1%
SoftBank Corp.	5,200	56,574

		885,681

Industrials – 1.8%
Aerospace & Defense – 0.3%
BAE Systems PLC	7,585	75,120
Dassault Aviation SA	21	3,338
Huntington Ingalls Industries, Inc.	311	72,140

		150,598

Building Products – 0.2%
Assa Abloy AB – Class B	1,088	24,947
Owens Corning	823	73,116

		98,063

Construction & Engineering – 0.1%
AECOM	293	24,905

Machinery – 0.3%
Caterpillar, Inc.	22	5,201
Cummins, Inc.	211	52,995
Snap-on, Inc.	326	78,435

		136,631

Marine – 0.3%
AP Moller – Maersk A/S – Class A	31	65,815
AP Moller – Maersk A/S – Class B	2	4,336
SITC International Holdings Co., Ltd.	11,000	24,402
ZIM Integrated Shipping Services Ltd.(e)	2,582	54,273

		148,826

Professional Services – 0.4%
Booz Allen Hamilton Holding Corp.	444	47,242
RELX PLC	2,311	65,218
Thomson Reuters Corp.	246	28,966
Wolters Kluwer NV	676	74,502

		215,928

20 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Road & Rail – 0.2%
Canadian National Railway Co.	376	$48,271
Knight-Swift Transportation Holdings, Inc.	647	35,863

		84,134

		859,085

Consumer Discretionary – 1.7%
Auto Components – 0.1%
Aisin Corp.	200	5,512
Lear Corp.	366	52,792

		58,304

Automobiles – 0.3%
Tesla, Inc.(c)	712	138,627

Hotels, Restaurants & Leisure – 0.4%
Booking Holdings, Inc.(c)	35	72,781
Domino’s Pizza, Inc.	61	23,712
Marriott International, Inc./MD – Class A	134	22,157
MGM Resorts International	1,236	45,559
Sodexo SA	105	10,056

		174,265

Household Durables – 0.1%
Persimmon PLC	754	11,679
PulteGroup, Inc.	671	30,047

		41,726

Internet & Direct Marketing Retail – 0.3%
Amazon.com, Inc.(c)(d)	1,198	115,655
ZOZO, Inc.	1,800	45,444

		161,099

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.(e)	500	33,130

Specialty Retail – 0.4%
AutoZone, Inc.(c)	50	128,950
O’Reilly Automotive, Inc.(c)	28	24,207
Ulta Beauty, Inc.(c)	125	58,105

		211,262

Textiles, Apparel & Luxury Goods – 0.0%
Pandora A/S	140	10,658

		829,071

Consumer Staples – 1.6%
Beverages – 0.2%
Coca-Cola Co. (The)	886	56,359
Heineken Holding NV(e)	136	10,296
Keurig Dr Pepper, Inc.	438	16,937
Kirin Holdings Co., Ltd.(e)	1,400	22,100

		105,692

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Food & Staples Retailing – 0.5%
George Weston Ltd.	32	$4,007
Jeronimo Martins SGPS SA	1,512	33,735
Koninklijke Ahold Delhaize NV(e)	2,790	81,306
Kroger Co. (The)	1,524	74,966
Loblaw Cos., Ltd.	266	24,007
Walmart, Inc.	160	24,387

		242,408

Food Products – 0.5%
Archer-Daniels-Midland Co.	887	86,483
Bunge Ltd.	741	77,686
Nestle SA (REG)	232	27,613
Salmar ASA	457	16,109

		207,891

Household Products – 0.2%
Colgate-Palmolive Co.	527	40,832
Procter & Gamble Co. (The)	350	52,206

		93,038

Tobacco – 0.2%
Imperial Brands PLC	3,090	79,478
Philip Morris International, Inc.	233	23,223

		102,701

		751,730

Utilities – 1.3%
Electric Utilities – 0.4%
American Electric Power Co., Inc.	407	39,398
Endesa SA	1,890	34,974
Enel SpA	3,040	16,400
NRG Energy, Inc.	1,640	69,618
Xcel Energy, Inc.	479	33,635

		194,025

Gas Utilities – 0.3%
AltaGas Ltd.	3,655	61,327
Naturgy Energy Group SA(e)	1,312	36,888
UGI Corp.	2,069	79,967

		178,182

Independent Power and Renewable Electricity Producers – 0.2%
RWE AG	1,874	82,495

Multi-Utilities – 0.4%
CenterPoint Energy, Inc.	2,667	82,971
E.ON SE	1,438	13,787
Sempra Energy	522	86,751

		183,509

		638,211

22 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 1.3%
Chemicals – 0.3%
Mitsubishi Chemical Group Corp.	3,800	$20,291
OCI NV	1,692	71,629
Sumitomo Chemical Co., Ltd.	20,100	73,281

		165,201

Containers & Packaging – 0.1%
Packaging Corp. of America	163	22,150

Metals & Mining – 0.9%
Anglo American PLC	1,382	57,457
BHP Group Ltd.	1,356	42,111
Fortescue Metals Group Ltd.(e)	6,455	85,914
Glencore PLC	2,561	17,476
Nippon Steel Corp.	4,900	78,504
Rio Tinto Ltd.	826	61,665
Teck Resources Ltd. – Class B(e)	2,121	78,618

		421,745

		609,096

Real Estate – 1.0%
Equity Real Estate Investment Trusts (REITs) – 0.9%
Extra Space Storage, Inc.	351	56,402
Iron Mountain, Inc.	1,438	78,127
Land Securities Group PLC	3,557	26,540
Link REIT	2,100	14,185
Medical Properties Trust, Inc.(e)	5,047	66,217
Nippon Building Fund, Inc.	3	13,994
Simon Property Group, Inc.	153	18,274
Stockland	27,221	71,071
Vornado Realty Trust	101	2,554
Weyerhaeuser Co.	2,206	72,158

		419,522

Real Estate Management & Development – 0.1%
Nomura Real Estate Holdings, Inc.	2,100	50,867

		470,389

Total Common Stocks (cost $13,973,125)		14,071,384

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 28.1%
Investment Companies – 28.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.50%(a)(b)(g) (cost $13,485,680)	13,485,680	$13,485,680

Total Investments Before Security Lending Collateral for Securities Loaned – 98.0% (cost $49,579,778)		46,982,823

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.50%(a)(b)(g) (cost $100,446)	100,446	100,446

Total Investments – 98.2% (cost $49,680,224)		47,083,269
Other assets less liabilities – 1.8%		873,736

Net Assets – 100.0%		$47,957,005

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
S&P 500 E-Mini Futures	2	December 2022	$408,125	$29,234

24 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	KRW	217,768	USD	152	01/30/2023	$(14,770)
Barclays Bank PLC	MYR	2,828	USD	633	12/15/2022	(6,173)
Barclays Bank PLC	USD	177	MYR	809	12/15/2022	6,115
Barclays Bank PLC	USD	464	MYR	2,050	12/15/2022	(819)
Barclays Bank PLC	INR	45,218	USD	555	12/21/2022	(625)
Barclays Bank PLC	TWD	2,852	USD	89	12/21/2022	(4,828)
Barclays Bank PLC	USD	74	INR	6,130	12/21/2022	1,629
Barclays Bank PLC	USD	348	TWD	10,786	12/21/2022	4,983
Barclays Bank PLC	IDR	1,481,343	USD	95	01/26/2023	576
Barclays Bank PLC	PHP	15,647	USD	266	01/26/2023	(11,170)
Barclays Bank PLC	USD	162	IDR	2,542,901	01/26/2023	487
Barclays Bank PLC	USD	158	KRW	217,768	01/30/2023	9,404
Barclays Bank PLC	USD	97	CNH	698	02/16/2023	2,409
BNP Paribas SA	USD	476	IDR	7,424,529	01/26/2023	(2,088)
Citibank, NA	USD	174	PHP	10,405	01/26/2023	9,902
Deutsche Bank AG	INR	5,492	USD	66	12/21/2022	(1,272)
Deutsche Bank AG	TWD	6,101	USD	195	12/21/2022	(4,519)
Deutsche Bank AG	USD	207	TWD	6,659	12/21/2022	10,656
Deutsche Bank AG	CNH	3,889	USD	543	02/16/2023	(11,881)
Goldman Sachs International	USD	548	INR	44,580	12/21/2022	85
Goldman Sachs International	USD	268	PHP	15,865	01/26/2023	12,817
Goldman Sachs International	CNH	1,329	USD	183	02/16/2023	(7,205)
JPMorgan Chase Bank, NA	TWD	5,476	USD	171	12/21/2022	(7,811)
JPMorgan Chase Bank, NA	USD	179	CNH	1,275	02/16/2023	3,272
Morgan Stanley Capital Services, Inc.	MYR	1,793	USD	382	12/15/2022	(23,513)
Morgan Stanley Capital Services, Inc.	USD	392	MYR	1,763	12/15/2022	6,836
Morgan Stanley Capital Services, Inc.	TWD	1,507	USD	47	12/21/2022	(1,986)
Morgan Stanley Capital Services, Inc.	USD	194	CLP	173,446	01/19/2023	(958)
Morgan Stanley Capital Services, Inc.	IDR	8,486,087	USD	542	01/26/2023	(10)
Morgan Stanley Capital Services, Inc.	PHP	10,622	USD	185	01/26/2023	(3,151)
Morgan Stanley Capital Services, Inc.	USD	461	CNH	3,244	02/16/2023	2,473
Standard Chartered Bank	TWD	1,507	USD	47	12/21/2022	(1,963)
State Street Bank & Trust Co.	NOK	1,618	USD	156	12/01/2022	(8,368)
State Street Bank & Trust Co.	USD	156	NOK	1,618	12/01/2022	8,502
State Street Bank & Trust Co.	USD	274	ZAR	4,741	12/15/2022	(295)
State Street Bank & Trust Co.	ZAR	4,741	USD	261	12/15/2022	(12,943)
State Street Bank & Trust Co.	THB	23,967	USD	650	01/19/2023	(32,987)
State Street Bank & Trust Co.	USD	676	THB	23,967	01/19/2023	7,426
UBS AG	CLP	173,446	USD	192	01/19/2023	(847)

						$(72,610)

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
CNY	740	02/17/2025	China 7-Day Reverse Repo Rate	2.547%	Quarterly	$117	$	– 0	–	$117
CNY	2,204	02/20/2025	China 7-Day Reverse Repo Rate	2.598%	Quarterly	682		– 0	–	682
CNY	2,236	02/21/2025	China 7-Day Reverse Repo Rate	2.620%	Quarterly	833		– 0	–	833
USD	1,050	01/10/2027	1 Day SOFR	1.315%	Annual	(95,635)		– 0	–	(95,635)
EUR	390	08/05/2030	6 Month EURIBOR	(0.232)%	Semi- Annual/ Annual	(80,568)		– 0	–	(80,568)
EUR	600	10/22/2030	6 Month EURIBOR	(0.280)%	Semi- Annual/ Annual	(130,049)		– 0	–	(130,049)
EUR	190	11/12/2030	6 Month EURIBOR	(0.169)%	Semi- Annual/ Annual	(39,768)		– 0	–	(39,768)
EUR	490	05/11/2031	6 Month EURIBOR	0.115%	Semi- Annual/ Annual	(97,219)		1		(97,220)
GBP	600	08/19/2031	1 Day SONIA	0.539%	Annual	(156,631)		– 0	–	(156,631)
CAD	160	08/19/2031	3 Month CDOR	1.595%	Semi- Annual	(17,671)		– 0	–	(17,671)
EUR	150	08/19/2031	6 Month EURIBOR	(0.116)%	Semi- Annual/ Annual	(33,296)		– 0	–	(33,296)
JPY	224,450	08/27/2031	1 Day TONAR	(0.015)%	Annual	(79,809)		(1,555)		(78,254)
JPY	55,860	08/27/2031	(0.006)%	1 Day TONAR	Semi- Annual	19,555		15,576		3,979
JPY	55,860	08/27/2031	1 Day TONAR	(0.006)%	Semi- Annual	(21,597)		(2)		(21,595)
JPY	37,290	08/30/2031	0.000%	1 Day TONAR	Annual	14,289		7,537		6,752
JPY	37,290	08/30/2031	1 Day TONAR	0.000%	Annual	(14,284)		(1)		(14,283)
JPY	24,300	11/18/2031	1 Day TONAR	0.068%	Annual	(7,782)		– 0	–	(7,782)
EUR	330	11/18/2031	6 Month EURIBOR	0.174%	Semi- Annual/ Annual	(67,647)		– 0	–	(67,647)
AUD	80	02/14/2032	2.482%	6 Month BBSW	Semi- Annual	6,978		– 0	–	6,978
USD	1,130	05/13/2032	1 Day SOFR	1.333%	Annual	(190,995)		(130,262)		(60,733)
JPY	18,180	08/22/2032	1 Day TONAR	0.346%	Annual	(3,260)		– 0	–	(3,260)
EUR	170	08/22/2032	6 Month EURIBOR	1.881%	Semi- Annual/ Annual	(10,287)		– 0	–	(10,287)
USD	80	08/22/2032	1 Day SOFR	2.620%	Annual	(5,074)		– 0	–	(5,074)
JPY	13,120	09/27/2032	1 Day TONAR	0.486%	Annual	(1,148)		– 0	–	(1,148)
USD	290	05/13/2052	1 Day SOFR	1.533%	Annual	(87,131)		(56,931)		(30,200)

						$(1,097,397)		$(165,637)		$(931,760)

(a)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(b)	Affiliated investments.

(c)	Non-income producing security.

(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

26 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(e)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2022, the market value of this security amounted to $35,690 or 0.1% of net assets.

(g)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MYR – Malaysian Ringgit

NOK – Norwegian Krone

PHP – Philippine Peso

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

BBSW – Bank Bill Swap Reference Rate (Australia)

CDOR – Canadian Dealer Offered Rate

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

REG – Registered Shares

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

SONIA – Sterling Overnight Index Average

TONAR – Tokyo Overnight Average Rate

TOPIX – Tokyo Price Index

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 27

STATEMENT OF ASSETS & LIABILITIES

November 30, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $14,841,377)	$14,834,431	(a)
Affiliated issuers (cost $34,838,847—including investment of cash collateral for securities loaned of $100,446)	32,248,838
Cash collateral due from broker	332,981
Foreign currencies, at value (cost $753,561)	752,986
Receivable for investment securities sold	340,238
Receivable for terminated total return swaps	288,410
Affiliated dividends receivable	211,878
Unrealized appreciation on forward currency exchange contracts	87,572
Unaffiliated dividends and interest receivable	82,521
Receivable due from Adviser	34,032
Receivable for variation margin on futures	11,984
Receivable for capital stock sold	10,810

Total assets	49,236,681

Liabilities
Due to custodian	229,529
Payable for investment securities purchased and foreign currency transactions	164,340
Custody and accounting fees payable	162,071
Unrealized depreciation on forward currency exchange contracts	160,182
Cash collateral due to broker	136,000
Payable for capital stock redeemed	98,357
Payable for terminated total return swaps	82,884
Audit and tax fee payable	82,680
Payable for collateral received on securities loaned	59,567
Collateral due to securities lending agent	40,879
Payable for variation margin on centrally cleared swaps	16,072
Foreign capital gains tax payable	6,000
Transfer Agent fee payable	1,503
Distribution fee payable	106
Accrued expenses	39,506

Total liabilities	1,279,676

Net Assets	$47,957,005

Composition of Net Assets
Capital stock, at par	$630
Additional paid-in capital	73,673,314
Accumulated loss	(25,716,939)

Net Assets	$47,957,005

See notes to financial statements.

28 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$6,877,455	903,871	$7.61	*

C	$256,621	33,686	$7.62

Advisor	$40,822,929	5,357,679	$7.62

(a)	Includes securities on loan with a value of $585,762 (see Note E).

*	The maximum offering price per share for Class A shares was $7.95 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 29

STATEMENT OF OPERATIONS

Year Ended November 30, 2022

Investment Income
Dividends
Affiliated issuers	$1,994,234
Unaffiliated issuers (net of foreign taxes withheld of $49,065)	861,867
Interest (net of foreign taxes withheld of $1,012)	132,031
Securities lending income	17,097	$3,005,229

Expenses
Advisory fee (see Note B)	430,978
Distribution fee—Class A	19,891
Distribution fee—Class C	3,522
Transfer agency—Class A	4,280
Transfer agency—Class C	208
Transfer agency—Advisor Class	37,542
Custody and accounting	293,167
Audit and tax	132,082
Administrative	92,555
Registration fees	50,172
Legal	40,065
Printing	34,782
Directors’ fees	18,522
Miscellaneous	34,667

Total expenses	1,192,433
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(741,626)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(1,496)

Net expenses		449,311

Net investment income		2,555,918

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(2,566,334)
Investment transactions(a)		(5,223,418)
Forward currency exchange contracts		59,005
Futures		(1,294,885)
Swaps		(2,914,106)
Foreign currency transactions		(536,599)
Net change in unrealized appreciation (depreciation) of:
Affiliated Underlying Portfolios		(2,469,160)
Investments(b)		(1,712,608)
Forward currency exchange contracts		(186,928)
Futures		344,351
Swaps		(289,370)
Foreign currency denominated assets and liabilities		23,339

Net loss on investment and foreign currency transactions		(16,766,713)

Net Decrease in Net Assets from Operations		$(14,210,795)

(a)	Net of foreign realized capital gains taxes of $194.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $227.

See notes to financial statements.

30 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2022	Year Ended November 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,555,918	$2,333,319
Net realized gain (loss) on investment and foreign currency transactions	(12,476,337)	5,780,229
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(4,290,376)	(1,726,453)
Contributions from Affiliates (see Note B)	– 0	–	70

Net increase (decrease) in net assets from operations	(14,210,795)	6,387,165
Distributions to Shareholders
Class A	(166,097)	(268,120)
Class C	(5,079)	(15,088)
Advisor Class	(1,553,177)	(2,855,141)
Return of capital
Class A	(76,032)	(44,170)
Class C	(2,325)	(2,486)
Advisor Class	(710,981)	(470,354)
Capital Stock Transactions
Net decrease	(28,199,126)	(4,103,075)

Total decrease	(44,923,612)	(1,371,269)
Net Assets
Beginning of period	92,880,617	94,251,886

End of period	$47,957,005	$92,880,617

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 31

NOTES TO FINANCIAL STATEMENTS

November 30, 2022

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Income Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

At a meeting of the Company’s Board of Directors (the “Board”) held on November 1-3, 2022, the Board approved the liquidation and termination of the Fund. Effective as of November 3, 2022, the Fund has suspended sales of its shares to investors who purchase shares directly from the Fund pending the completion of the liquidation and the payment of one or more liquidating distributions to the Fund’s shareholders. In the case of sales to certain retirement plans and sales made through retail omnibus platforms,

32 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

however, the Fund has continued to offer its shares. The Fund expects to make its liquidating distributions on or shortly after February 3, 2023.

In connection with the liquidation, the imposition of front-end sales charges and distribution and/or service (Rule 12b-1) fees for the Fund have been suspended, effective as of November 3, 2022. In addition, contingent deferred sales charges upon redemption of the Fund’s shares are being waived. This contingent deferred sales charges waiver will also apply to redemptions of shares of other AB mutual funds that are acquired through exchange of the Fund’s shares.

Shareholders may redeem shares of the Fund, and may exchange shares of the Fund for shares of other AB mutual funds, until February 1, 2023.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 33

NOTES TO FINANCIAL STATEMENTS (continued)

price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable

34 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 35

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2022:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Investment Companies	$19,425,759		$	– 0	–	$	– 0	–	$19,425,759
Common Stocks:
Information Technology	3,256,315			185,402			– 0	–	3,441,717
Health Care	1,788,546			649,988			– 0	–	2,438,534
Financials	1,045,600			1,097,010			– 0	–	2,142,610
Energy	534,897			470,363			– 0	–	1,005,260
Communication Services	510,835			374,846			– 0	–	885,681
Industrials	521,407			337,678			– 0	–	859,085
Consumer Discretionary	712,592			116,479			– 0	–	829,071
Consumer Staples	481,093			270,637			– 0	–	751,730
Utilities	453,667			184,544			– 0	–	638,211
Materials	100,768			508,328			– 0	–	609,096
Real Estate	293,732			176,657			– 0	–	470,389
Short-Term Investments	13,485,680			– 0	–		– 0	–	13,485,680
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	100,446			– 0	–		– 0	–	100,446

Total Investments in Securities	42,711,337			4,371,932			– 0	–	47,083,269
Other Financial Instruments(a):
Assets:
Futures	29,234			– 0	–		– 0	–	29,234	(b)
Forward Currency Exchange Contracts	– 0	–		87,572			– 0	–	87,572
Centrally Cleared Interest Rate Swaps	– 0	–		42,454			– 0	–	42,454	(b)
Liabilities:
Forward Currency Exchange Contracts	– 0	–		(160,182)			– 0	–	(160,182)
Centrally Cleared Interest Rate Swaps	– 0	–		(1,139,851)			– 0	–	(1,139,851	)(b)

Total	$42,740,571			$3,201,925		$	– 0	–	$45,942,496

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

36 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 37

NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% for the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to ..99%, 1.74% and .74% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the year ended November 30, 2022, such reimbursements/waivers amounted to $493,578. The Expense Caps may not be terminated by the Adviser before February 28, 2023.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2022, the Adviser voluntarily agreed to waive such fees in the amount of $92,555.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or

38 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

networking services. Such compensation retained by ABIS amounted to $17,927 for the year ended November 30, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $92 from the sale of Class A shares and received $27 and $-0- in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2022, such waiver amounted to $7,014.

The Fund may invest in AB High Income Fund, Inc. (“ABHI”), and AB Bond Fund, Inc.—AB All Market Real Return Portfolio (“AMRR”) each an open-end management investment company managed by the Adviser. The Adviser has contractually agreed to waive its management fees and/or bear Fund expenses through February 28, 2023 in an amount equal to the Fund’s proportionate share of all advisory fees and other expenses of ABHI and AMRR that are indirectly borne by the Fund. For the year ended November 30, 2022, such waiver amounted to $148,345.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 39

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2022 is as follows:

													Distributions
Fund	Market Value 11/30/21 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 11/30/22 (000)		Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$26,525		$65,174	$78,213	$	– 0	–	$	– 0	–	$13,486		$81		$	– 0	–
AB Bond Fund, Inc.—AB All Market Real Return Portfolio	– 0	–	1,596	1,458		(138)			– 0	–	– 0	–	– 0	–		– 0	–
AB High Income Fund, Inc.	15,120		23,204	14,764		(2,428)			(2,469)		18,663		1,913			– 0	–
Government Money Market Portfolio*	727		9,946	10,573		– 0	–		– 0	–	100		3			– 0	–

Total						$(2,566)			$(2,469)		$32,249		$1,997		$	– 0	–

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended November 30, 2021, the Adviser reimbursed the Fund $70 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. As of November 3, 2022, with respect to Class A and Class C shares, payments to the Distributor are voluntarily being limited to 0% of the average daily net assets attributable to Class A and Class C shares. For the year ended November 30, 2022, such waivers amounted to $1,298 and $198, respectively. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the

40 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

distribution costs reimbursed by the Fund in the amount of $3,331 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$62,709,243		$75,002,588
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$50,697,848

Gross unrealized appreciation	$1,012,181
Gross unrealized depreciation	(5,585,727)

Net unrealized depreciation	$(4,573,546)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 41

NOTES TO FINANCIAL STATEMENTS (continued)

non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the year ended November 30, 2022, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2022, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

42 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of the written option by the Fund could

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 43

NOTES TO FINANCIAL STATEMENTS (continued)

result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended November 30, 2022, the Fund held purchased options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in

44 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 45

NOTES TO FINANCIAL STATEMENTS (continued)

rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended November 30, 2022, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

46 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended November 30, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended November 30, 2022, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 47

NOTES TO FINANCIAL STATEMENTS (continued)

the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended November 30, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Receivable/Payable for variation margin on futures	$29,234	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	19,341	*	Receivable/Payable for variation margin on centrally cleared swaps	$951,101	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	87,572		Unrealized depreciation on forward currency exchange contracts	160,182

Total		$136,147			$1,111,283

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

48 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(298,466)	$(13,201)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(996,419)	357,552

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	59,005	(186,928)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	(232,430)	(652,173)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(1,531,045)	(462,140)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(818,737)	46,472

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(564,324)	126,298

Total		$(4,382,416)	$(784,120)

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 49

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2022:

Futures:
Average notional amount of buy contracts	$12,233,198
Average notional amount of sale contracts	$8,371,474	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$20,457,531
Average principal amount of sale contracts	$20,775,061
Purchased Options:
Average notional amount	$47,655,815	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$20,077,139
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$4,516,966	(b)
Average notional amount of sale contracts	$7,701,911	(a)
Total Return Swaps:
Average notional amount	$21,265,997	(a)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for eight months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Barclays Bank PLC	$25,603	$(23,615)	$	– 0	–	$	– 0	–	$1,988
Citibank, NA	9,902	– 0	–	(9,902)	– 0	–	– 0	–
Deutsche Bank AG	10,656	(10,656)	– 0	–	– 0	–	– 0	–
Goldman Sachs International	12,902	(7,205)	– 0	–	– 0	–	5,697
JPMorgan Chase Bank, NA	3,272	(3,272)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	9,309	(9,309)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	15,928	(15,928)	– 0	–	– 0	–	– 0	–

Total	$87,572	$(69,985)	$(9,902)	$	– 0	–	$7,685	^

50 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$14,770	$	– 0	–	$	– 0	–	$	– 0	–	$14,770
Barclays Bank PLC	23,615		(23,615)			– 0	–		– 0	–	– 0	–
BNP Paribas SA	2,088		– 0	–		– 0	–		– 0	–	2,088
Deutsche Bank AG	17,672		(10,656)			– 0	–		– 0	–	7,016
Goldman Sachs International	7,205		(7,205)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	7,811		(3,272)			– 0	–		– 0	–	4,539
Morgan Stanley Capital Services, Inc.	29,618		(9,309)			(20,309)			– 0	–	– 0	–
Standard Chartered Bank	1,963		– 0	–		– 0	–		– 0	–	1,963
State Street Bank & Trust Co.	54,593		(15,928)			– 0	–		– 0	–	38,665
UBS AG	847		– 0	–		– 0	–		– 0	–	847

Total	$160,182		$(69,985)			$(20,309)		$	– 0	–	$69,888	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 51

NOTES TO FINANCIAL STATEMENTS (continued)

investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

52 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$585,762	$100,446	$564,266	$14,224	$2,873	$134

*	As of November 30, 2022.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2022	Year Ended November 30, 2021

Class A
Shares sold	16,506	359,195	$137,604	$3,394,142

Shares issued in reinvestment of dividends and distributions	25,151	30,345	207,591	287,240

Shares converted from Class C	705	2,833	6,224	27,168

Shares redeemed	(195,898)	(63,925)	(1,694,151)	(606,436)

Net increase (decrease)	(153,536)	328,448	$(1,342,732)	$3,102,114

Class C
Shares sold	2,404	729	$19,965	$6,960

Shares issued in reinvestment of dividends and distributions	579	1,346	4,780	12,729

Shares converted to Class A	(704)	(2,833)	(6,224)	(27,168)

Shares redeemed	(20,485)	(40,330)	(172,923)	(377,822)

Net decrease	(18,206)	(41,088)	$(154,402)	$(385,301)

Advisor Class
Shares sold	2,234,886	2,384,491	$18,422,377	$22,647,233

Shares issued in reinvestment of dividends and distributions	197,055	266,566	1,626,027	2,524,008

Shares redeemed	(5,875,302)	(3,386,718)	(46,750,396)	(31,991,129)

Net decrease	(3,443,361)	(735,661)	$(26,701,992)	$(6,819,888)

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 53

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

54 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Short Sale Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 55

NOTES TO FINANCIAL STATEMENTS (continued)

such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

56 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2022.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 57

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2022 and November 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$1,724,353	$3,138,349

Total taxable distributions	$1,724,353	3,138,349
Return of Capital	789,338	517,010

Total distributions paid	$2,513,691	$3,655,359

As of November 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(21,143,255	)(a)
Unrealized appreciation (depreciation)	(4,567,684	)(b)

Total accumulated earnings (deficit)	$(25,710,939	)(c)

(a)	As of November 30, 2022, the Fund had a net capital loss carryforward of $21,123,277. As of November 30, 2022, the cumulative deferred loss on straddles was $19,978.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2022, the Fund had a net short-term capital loss carryforward of $10,956,396 and a net long-term capital loss carryforward of $10,166,881, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to prior year true-up resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the

58 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 59

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.36	$ 9.09	$ 9.94	$ 9.30	$ 10.43

Income From Investment Operations

Net investment income(a)(b)	.25	.21	.26	.33	.48

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.74)	.42	(.73)	.74	(.95)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(1.49)	.63	(.47)	1.07	(.47)

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.31)	(.38)	(.43)	(.45)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.21)

Return of capital	(0.08)	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)	(.36)	(.38)	(.43)	(.66)

Net asset value, end of period	$ 7.61	$ 9.36	$ 9.09	$ 9.94	$ 9.30

Total Return

Total investment return based on net asset value(d)	(16.11)%	6.95%	(4.51)%	11.77%	(4.80)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,877	$9,897	$6,624	$7,463	$5,590

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.80%	.85%	.76%	.78%	.74%

Expenses, before waivers/reimbursements(e)‡	1.74%	1.52%	1.37%	1.41%	1.37%

Net investment income(b)	3.03%	2.22%	2.87%	3.43%	4.85%

Portfolio turnover rate	98%	86%	105%	77%	74%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated
underlying portfolios	.20%	.15%	.24%	.24%	.26%

See footnote summary on page 62.

60 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.37	$ 9.09	$ 9.94	$ 9.30	$ 10.44

Income From Investment Operations

Net investment income(a)(b)	.19	.16	.19	.25	.40

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.75)	.40	(.73)	.75	(.95)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(1.56)	.56	(.54)	1.00	(.55)

Less: Dividends and Distributions

Dividends from net investment income	(0.13)	(.24)	(.31)	(.36)	(.38)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.21)

Return of capital	(0.06)	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.19)	(.28)	(.31)	(.36)	(.59)

Net asset value, end of period	$ 7.62	$ 9.37	$ 9.09	$ 9.94	$ 9.30

Total Return

Total investment return based on net asset value(d)	(16.79)%	6.17%	(5.25)%	10.98%	(5.57	)%(f)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$257	$486	$845	$1,105	$704

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.55%	1.59%	1.51%	1.53%	1.49%

Expenses, before waivers/reimbursements(e)‡	2.47%	2.25%	2.12%	2.16%	2.13%

Net investment income(b)	2.22%	1.68%	2.15%	2.65%	4.11%

Portfolio turnover rate	98%	86%	105%	77%	74%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated
underlying portfolios	.20%	.15%	.24%	.24%	.26%

See footnote summary on page 62.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 61

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.37	$ 9.10	$ 9.96	$ 9.32	$ 10.45

Income From Investment Operations

Net investment income(a)(b)	.28	.25	.28	.36	.50

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.75)	.40	(.73)	.73	(.95)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(1.47)	.65	(.45)	1.09	(.45)

Less: Dividends and Distributions

Dividends from net investment income	(0.19)	(.33)	(.41)	(.45)	(.47)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.21)

Return of capital	(0.09)	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.28)	(.38)	(.41)	(.45)	(.68)

Net asset value, end of period	$ 7.62	$ 9.37	$ 9.10	$ 9.96	$ 9.32

Total Return

Total investment return based on net asset value(d)	(15.88)%	7.20%	(4.35)%	12.03%	(4.56)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$40,823	$82,498	$86,783	$99,571	$97,826

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.54%	.60%	.51%	.53%	.49%

Expenses, before waivers/reimbursements(e)‡	1.49%	1.26%	1.12%	1.15%	1.12%

Net investment income(b)	3.29%	2.58%	3.12%	3.77%	5.09%

Portfolio turnover rate	98%	86%	105%	77%	74%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated
underlying portfolios	.20%	.15%	.24%	.24%	.26%

See footnote summary on page 62.

62 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

	Year Ended November 30,
	2022	2021	2020	2019	2018

Class A	.20%	.14%	.23%	.21%	.25%
Class C	.20%	.14%	.23%	.21%	.25%
Advisor Class	.20%	.14%	.23%	.21%	.25%

(f)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 63

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of AB All Market Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB All Market Income Portfolio (the “Fund”) (one of the funds constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of November 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Cap Fund, Inc.) at November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

64 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 26, 2023

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 65

2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2022. For individual shareholders, the Fund designates 47.72% of dividends paid as qualified dividend income. For corporate shareholders, 23.82% of dividends paid qualify for the dividends received deduction.

For foreign shareholders, 44.20% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

66 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Garry L. Moody(1) Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Daniel J. Loewy(2), Vice President Karen Watkin(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Mr. Loewy and Ms. Watkin are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 67

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	75	None

68 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Garry L. Moody,## Chairman of the Board 70 (2014)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023 and he has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 69

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011 and Chair of its Audit Committee since December 2022

Michael J. Downey,## 79 (2014)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

70 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 74 (2014)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002 – May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 71

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016 and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

72 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Marshall C. Turner, Jr.,## 81 (2014)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022	75	None

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 73

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

74 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain Information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Daniel J. Loewy 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Karen Watkin 45	Vice President	Portfolio Manager for the Multi-Asset Solutions business in EMEA and Senior Vice President of the Adviser, with which she has been associated since prior to 2018.

Nancy E. Hay 50	Secretary	Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 48	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 75

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

76 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 77

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Income Portfolio (the “Fund”) at a meeting held in-person on August 2-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

78 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund since its inception in December 2014. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 79

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose,

80 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to the those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 81

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

82 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 83

NOTES

84 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

AB ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMI-0151-1122

NOV    11.30.22

ANNUAL REPORT

AB SMALL CAP VALUE PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Small Cap Value Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 1

ANNUAL REPORT

January 9, 2023

This report provides management’s discussion of fund performance for the AB Small Cap Value Portfolio for the annual reporting period ended November 30, 2022.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2022 (unaudited)

	6 Months	12 Months

AB SMALL CAP VALUE PORTFOLIO

Class A Shares	-0.77%	-6.72%

Class C Shares	-1.18%	-7.35%

Advisor Class Shares[1]	-0.69%	-6.53%

Russell 2000 Value Index	-0.25%	-4.75%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Russell 2000 Value Index, for the six- and 12-month periods ended November 30, 2022.

During the 12-month period, all share classes underperformed the benchmark, before sales charges. Overall sector selection drove underperformance, relative to the benchmark. An underweight to energy and an overweight to consumer discretionary detracted most, while underweights to health care and communication services offset some losses. Security selection was positive. Selection within the financials and materials sectors contributed, while selection within industrials and consumer staples detracted.

During the six-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Overall security selection detracted, mainly due to selection within health care and consumer staples, while selection within financials and communication services contributed. Sector selection was positive, as contributions from underweights to energy and real estate helped offset losses from an overweight to technology and an underweight to consumer staples.

The Fund did not utilize derivatives during the six- or 12-month periods.

2 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the 12-month period ended November 30, 2022. In response to persistently high inflation, central banks—led by the US Federal Reserve (the “Fed”)—took a hawkish pivot, which raised concerns that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back after the Fed announced its first interest-rate hike in March 2022, which was followed by five additional rate raises, including four consecutive 0.75% increases. Equity markets began to rebound at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes and review the impact of higher rates over a longer time horizon. Against a backdrop of rising rates, growth stocks came under pressure throughout most of the period. Within large-cap markets, growth stocks declined, while value stocks rose and outperformed growth stocks significantly. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it considers to be undervalued companies with solid fundamentals and attractive long-term earnings prospects. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

INVESTMENT POLICIES

The Fund invests primarily in a portfolio of equity securities of small-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-capitalization companies. For purposes of this policy, small-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $2.5 billion or the largest company in the Russell 2000 Value Index.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of the securities.

The Adviser seeks to manage the overall portfolio volatility relative to the Russell 2000 Value Index by favoring promising securities that offer the best balance between return and targeted risk.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Value Index represents the performance of small-cap value companies within the US. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future

4 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 5

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/3/20141 TO 11/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Small Cap Value Portfolio Class A shares (from 12/3/20141 to 11/30/2022) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/3/2014.

6 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-6.72%	-10.70%

5 Years	4.69%	3.79%

Since Inception[1]	7.52%	6.94%

CLASS C SHARES

1 Year	-7.35%	-8.21%

5 Years	3.93%	3.93%

Since Inception[1]	6.72%	6.72%

ADVISOR CLASS SHARES[2]

1 Year	-6.53%	-6.53%

5 Years	4.94%	4.94%

Since Inception[1]	7.78%	7.78%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.17%, 1.92% and 0.92% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Fund’s total annual operating expenses to 1.90% for Class C shares. These waivers/reimbursements may not be terminated prior to February 28, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/3/2014.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-20.39%

5 Years	2.49%

Since Inception[1]	6.03%

CLASS C SHARES

1 Year	-18.17%

5 Years	2.65%

Since Inception[1]	5.82%

ADVISOR CLASS SHARES[2]

1 Year	-16.67%

5 Years	3.65%

Since Inception[1]	6.86%

1	Inception date: 12/3/2014.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$992.30	$5.84	1.17%
Hypothetical**	$1,000	$1,019.20	$5.92	1.17%
Class C
Actual	$1,000	$988.20	$9.37	1.88%
Hypothetical**	$1,000	$1,015.64	$9.50	1.88%
Advisor Class
Actual	$1,000	$993.10	$4.60	0.92%
Hypothetical**	$1,000	$1,020.46	$4.66	0.92%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

10 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

November 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $683.6

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Selective Insurance Group, Inc.	$11,791,233	1.7%

Associated Banc-Corp.	11,783,154	1.7

Acadia Healthcare Co., Inc.	11,666,860	1.7

First BanCorp./Puerto Rico	11,498,088	1.7

Magnolia Oil & Gas Corp. – Class A	11,389,397	1.7

Helmerich & Payne, Inc.	11,141,059	1.6

ArcBest Corp.	11,107,734	1.6

Heritage Financial Corp./WA	11,006,432	1.6

Taylor Morrison Home Corp.	10,863,453	1.6

STAG Industrial, Inc.	10,830,516	1.6

	$113,077,926	16.5%

1	The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 11

PORTFOLIO OF INVESTMENTS

November 30, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.3%
Financials – 28.3%
Banks – 20.6%
1st Source Corp.	147,386	$8,415,741
Associated Banc-Corp.	478,990	11,783,154
Bank of Marin Bancorp	127,602	4,579,636
Berkshire Hills Bancorp, Inc.	329,390	10,270,380
Carter Bankshares, Inc.(a)	299,965	5,561,351
First BanCorp./Puerto Rico	747,600	11,498,088
HarborOne Bancorp, Inc.	545,725	7,983,957
Heritage Financial Corp./WA	334,542	11,006,432
Independent Bank Group, Inc.	108,530	7,156,468
Pacific Premier Bancorp, Inc.	285,594	10,552,698
Premier Financial Corp.	289,040	8,434,187
Sandy Spring Bancorp, Inc.	162,331	5,652,365
Synovus Financial Corp.	191,505	8,068,106
Texas Capital Bancshares, Inc.(a)	166,275	9,974,837
TriCo Bancshares	191,914	10,459,313
Umpqua Holdings Corp.	299,324	6,067,297
Webster Financial Corp.	57,223	3,109,498

		140,573,508

Capital Markets – 1.9%
Moelis & Co. – Class A	201,998	8,730,354
Stifel Financial Corp.	69,900	4,491,075

		13,221,429

Insurance – 3.0%
Hanover Insurance Group, Inc. (The)	58,990	8,689,227
Selective Insurance Group, Inc.	122,672	11,791,233

		20,480,460

Thrifts & Mortgage Finance – 2.8%
BankUnited, Inc.	269,293	9,888,439
WSFS Financial Corp.	191,943	9,311,155

		19,199,594

		193,474,991

Industrials – 17.6%
Aerospace & Defense – 0.9%
Spirit AeroSystems Holdings, Inc. – Class A	237,180	6,216,488

Airlines – 1.1%
Alaska Air Group, Inc.(a)	163,470	7,755,017

Building Products – 1.2%
Masonite International Corp.(a)	106,643	8,027,018

Construction & Engineering – 3.9%
Arcosa, Inc.	149,920	9,160,112
Dycom Industries, Inc.(a)	73,830	6,728,866
Fluor Corp.(a)	222,936	7,492,879

12 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Great Lakes Dredge & Dock Corp.(a)	468,950	$3,432,714

		26,814,571

Machinery – 4.6%
Blue Bird Corp.(a)(b)	363,244	4,289,912
REV Group, Inc.	660,620	9,176,012
Shyft Group, Inc. (The)	410,586	10,071,674
Terex Corp.	169,260	7,770,727

		31,308,325

Marine – 1.0%
Star Bulk Carriers Corp.(b)	344,340	6,628,545

Professional Services – 0.9%
Korn Ferry	110,670	6,311,510

Road & Rail – 1.6%
ArcBest Corp.	134,200	11,107,734

Trading Companies & Distributors – 2.4%
H&E Equipment Services, Inc.	151,935	6,370,635
Herc Holdings, Inc.	74,960	9,607,623

		15,978,258

		120,147,466

Consumer Discretionary – 13.7%
Auto Components – 2.4%
Dana, Inc.	557,176	9,811,869
Goodyear Tire & Rubber Co. (The)(a)	601,711	6,751,198

		16,563,067

Diversified Consumer Services – 1.2%
Adtalem Global Education, Inc.(a)	200,490	8,340,384

Hotels, Restaurants & Leisure – 4.4%
Dine Brands Global, Inc.	114,845	8,566,289
Hilton Grand Vacations, Inc.(a)	161,460	7,107,469
Papa John’s International, Inc.	86,301	7,185,421
Six Flags Entertainment Corp.(a)(b)	286,180	6,894,076

		29,753,255

Household Durables – 2.6%
KB Home	218,860	6,870,015
Taylor Morrison Home Corp.(a)	357,468	10,863,453

		17,733,468

Specialty Retail – 3.1%
Citi Trends, Inc.(a)	196,320	5,932,790
Genesco, Inc.(a)	136,770	7,139,394
Sally Beauty Holdings, Inc.(a)	689,820	8,112,283

		21,184,467

		93,574,641

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Information Technology – 9.3%
Communications Equipment – 0.4%
Casa Systems, Inc.(a)	938,153	$2,570,539

Electronic Equipment, Instruments & Components – 2.6%
Belden, Inc.	95,702	7,698,269
TTM Technologies, Inc.(a)	621,790	9,992,165

		17,690,434

IT Services – 0.2%
Unisys Corp.(a)	357,156	1,535,771

Semiconductors & Semiconductor Equipment – 3.0%
Ichor Holdings Ltd.(a)	300,360	8,944,721
Kulicke & Soffa Industries, Inc.	99,700	4,780,615
MagnaChip Semiconductor Corp.(a)	670,238	6,782,809

		20,508,145

Software – 3.1%
A10 Networks, Inc.	431,600	8,075,236
ACI Worldwide, Inc.(a)	274,480	5,736,632
CommVault Systems, Inc.(a)	111,822	7,380,252

		21,192,120

		63,497,009

Real Estate – 7.2%
Equity Real Estate Investment Trusts (REITs) – 7.2%
Broadstone Net Lease, Inc. – Class A	372,080	6,314,198
Cousins Properties, Inc.	118,113	3,115,821
Independence Realty Trust, Inc.	504,859	9,148,045
National Storage Affiliates Trust	136,610	5,438,444
NETSTREIT Corp.	417,580	8,155,337
Physicians Realty Trust	407,676	6,086,603
STAG Industrial, Inc.	329,095	10,830,516

		49,088,964

Materials – 5.7%
Chemicals – 2.8%
AdvanSix, Inc.	184,650	7,600,194
HB Fuller Co.	87,580	7,033,550
Innospec, Inc.	41,500	4,601,935

		19,235,679

Containers & Packaging – 1.0%
O-I Glass, Inc.(a)	414,030	6,794,232

Metals & Mining – 1.9%
ATI, Inc.(a)	288,910	8,814,644

14 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Haynes International, Inc.	84,723	$4,232,761

		13,047,405

		39,077,316

Energy – 5.6%
Energy Equipment & Services – 2.7%
Cactus, Inc. – Class A	132,140	7,187,095
Helmerich & Payne, Inc.	218,110	11,141,059

		18,328,154

Oil, Gas & Consumable Fuels – 2.9%
HF Sinclair Corp.	134,160	8,363,534
Magnolia Oil & Gas Corp. – Class A	436,710	11,389,397

		19,752,931

		38,081,085

Health Care – 5.2%
Health Care Equipment & Supplies – 2.1%
Envista Holdings Corp.(a)	166,310	5,674,497
Integra LifeSciences Holdings Corp.(a)	158,930	8,731,614

		14,406,111

Health Care Providers & Services – 2.7%
Acadia Healthcare Co., Inc.(a)	131,000	11,666,860
Pediatrix Medical Group, Inc.(a)	425,910	6,806,042

		18,472,902

Life Sciences Tools & Services – 0.4%
Syneos Health, Inc.(a)	78,370	2,764,894

		35,643,907

Consumer Staples – 2.4%
Food Products – 2.4%
Hain Celestial Group, Inc. (The)(a)	391,572	7,338,059
Nomad Foods Ltd.(a)	537,189	9,395,436

		16,733,495

Utilities – 2.3%
Electric Utilities – 1.5%
IDACORP, Inc.	96,120	10,624,143

Gas Utilities – 0.8%
Southwest Gas Holdings, Inc.	77,810	5,326,873

		15,951,016

Communication Services – 2.0%
Entertainment – 1.0%
IMAX Corp.(a)	391,510	6,612,604

Media – 1.0%
Criteo SA (Sponsored ADR)(a)	264,587	7,159,724

		13,772,328

Total Common Stocks (cost $655,090,572)		679,042,218

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.50%(c)(d)(e) (cost $6,160,765)	6,160,765	$6,160,765

Total Investments Before Security Lending Collateral for Securities Loaned – 100.2% (cost $661,251,337)		685,202,983

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.50%(c)(d)(e) (cost $3,939,312)	3,939,312	3,939,312

Total Investments – 100.8% (cost $665,190,649)		689,142,295
Other assets less liabilities – (0.8)%		(5,589,968)

Net Assets – 100.0%		$683,552,327

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

16 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $655,090,572)	$679,042,218	(a)
Affiliated issuers (cost $10,100,077—including investment of cash collateral for securities loaned of $3,939,312)	10,100,077
Unaffiliated dividends receivable	1,414,123
Receivable for investment securities sold	417,028
Receivable for capital stock sold	293,626
Affiliated dividends receivable	25,070

Total assets	691,292,142

Liabilities
Payable for collateral received on securities loaned	3,939,312
Payable for capital stock redeemed	1,710,525
Payable for investment securities purchased	1,432,119
Advisory fee payable	440,077
Distribution fee payable	32,752
Administrative fee payable	15,435
Transfer Agent fee payable	11,954
Accrued expenses	157,641

Total liabilities	7,739,815

Net Assets	$683,552,327

Composition of Net Assets
Capital stock, at par	$4,755
Additional paid-in capital	632,536,623
Distributable earnings	51,010,949

Net Assets	$683,552,327

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$162,521,651	11,416,416	$14.24	*

C	$330,260	24,583	$13.43

Advisor	$520,700,416	36,105,108	$14.42

(a)	Includes securities on loan with a value of $7,324,635 (see Note E).

*	The maximum offering price per share for Class A shares was $14.87 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 17

STATEMENT OF OPERATIONS

Year Ended November 30, 2022

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $25,769)	$11,078,968
Affiliated issuers	77,629
Securities lending income	55,169	$11,211,766

Expenses
Advisory fee (see Note B)	5,288,905
Distribution fee—Class A	412,184
Distribution fee—Class C	4,059
Transfer agency—Class A	76,642
Transfer agency—Class C	217
Transfer agency—Advisor Class	232,292
Administrative	92,839
Custody and accounting	90,581
Registration fees	83,096
Audit and tax	56,359
Legal	39,582
Printing	37,150
Directors’ fees	26,236
Miscellaneous	20,405

Total expenses	6,460,547
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(7,662)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(661)

Net expenses		6,452,224

Net investment income		4,759,542

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		27,324,555
Net change in unrealized appreciation (depreciation) of investments		(81,148,317)

Net loss on investment transactions		(53,823,762)

Net Decrease in Net Assets from Operations		$(49,064,220)

See notes to financial statements.

18 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2022		Year Ended November 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,759,542		$1,776,640
Net realized gain on investment transactions	27,324,555		74,346,666
Net change in unrealized appreciation (depreciation) of investments	(81,148,317)		81,278,604
Contributions from Affiliates (see Note B)	– 0	–	131

Net increase (decrease) in net assets from operations	(49,064,220)		157,402,041
Distributions to Shareholders
Class A	(12,622,602)		(473,503)
Class C	(34,142)		– 0	–
Advisor Class	(32,957,133)		(1,526,842)
Capital Stock Transactions
Net increase	144,113,685		96,528,290

Total increase	49,435,588		251,929,986
Net Assets
Beginning of period	634,116,739		382,186,753

End of period	$683,552,327		$634,116,739

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 19

NOTES TO FINANCIAL STATEMENTS

November 30, 2022

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Small Cap Value Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5

20 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since

22 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2022:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$679,042,218		$	– 0	–	$	– 0	–	$679,042,218
Short-Term Investments	6,160,765			– 0	–		– 0	–	6,160,765
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,939,312			– 0	–		– 0	–	3,939,312

Total Investments in Securities	689,142,295			– 0	–		– 0	–	689,142,295
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$689,142,295		$	– 0	–	$	– 0	–	$689,142,295

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective

24 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .80% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions costs) on an annual basis (the “Expense Caps”) to 1.25%, 2.00%, and 1.00% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the year ended November 30, 2022, there were no such reimbursements. The Expense Caps may not be terminated by the Adviser before February 28, 2023.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2022, the reimbursement for such services amounted to $92,839.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $93,455 for the year ended November 30, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

The Distributor has advised the Fund that it has retained front-end sales charges of $144 from the sale of Class A shares and received $4 and $63 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive ..10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2022, such waiver amounted to $7,154.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2022 is as follows:

Fund	Market Value 11/30/21 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$10,744		$222,023	$226,606	$6,161	$78
Government Money Market Portfolio*	0	**	45,496	41,557	3,939	3

Total					$10,100	$81

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the year ended November 30, 2021, the Adviser reimbursed the Fund $131 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s

26 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. From November 1, 2021 to June 30, 2022, with respect to Class C shares, payments to the Distributor were voluntarily limited to .75% of the average daily net assets attributable to Class C shares. For the year ended November 30, 2022, such waiver amounted to $661. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $524 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)...................	$415,124,695		$306,508,340
U.S. government securities......................	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$667,853,679

Gross unrealized appreciation	$72,974,908
Gross unrealized depreciation	(51,686,292)

Net unrealized appreciation	$21,288,616

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund did not engage in derivatives transactions for the year ended November 30, 2022.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise

28 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$7,324,635	$3,939,312	$3,465,605	$52,472	$2,697	$508

*	As of November 30, 2022.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2022	Year Ended November 30, 2021		Year Ended November 30, 2022	Year Ended November 30, 2021

Class A
Shares sold	726,154	1,576,338		$10,581,250	$24,936,636

Shares issued in reinvestment of dividends and distributions	764,816	37,041		12,259,992	464,862

Shares converted from Class C	2,016	– 0	–	27,881	– 0	–

Shares redeemed	(926,722)	(1,626,498)		(13,231,989)	(25,274,546)

Net increase (decrease)	566,264	(13,119)		$9,637,134	$126,952

Class C
Shares sold	2,900	48,083		$42,240	$718,030

Shares issued in reinvestment of distributions	1,867	– 0	–	28,420	– 0	–

Shares converted to Class A	(2,129)	– 0	–	(27,881)	– 0	–

Shares redeemed	(8,655)	(42,998)		(110,788)	(678,394)

Net increase (decrease)	(6,017)	5,085		$(68,009)	$39,636

Advisor Class
Shares sold	13,729,807	10,774,321		$205,489,237	$171,284,372

Shares issued in reinvestment of dividends and distributions	1,726,199	74,467		27,964,424	943,501

Shares redeemed	(6,873,085)	(4,728,066)		(98,909,101)	(75,866,171)

Net increase	8,582,921	6,120,722		$134,544,560	$96,361,702

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a

30 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Capitalization Risk—Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Industry/Sector Risk—Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 31

NOTES TO FINANCIAL STATEMENTS (continued)

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2022.

32 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2022 and November 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$40,466,280	$2,000,345
Net long-term capital gains	5,147,597	– 0	–

Total taxable distributions paid	$45,613,877	$2,000,345

As of November 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,206,394
Undistributed capital gains	25,515,939
Unrealized appreciation (depreciation)	21,288,616	(a)

Total accumulated earnings (deficit)	$51,010,949

(a)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2022, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares and contributions from the Adviser resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 33

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

34 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 16.37	$ 11.74	$ 12.40	$ 12.59	$ 14.01

Income From Investment Operations

Net investment income (loss)(a)(b)	.07	.02	.04	.03	(.01)

Net realized and unrealized gain (loss) on investment transactions	(1.04)	4.65	(.37)	.43	(.65)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.97)	4.67	(.33)	.46	(.66)

Less: Dividends and Distributions

Dividends from net investment income	(.01)	(.04)	(.02)	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(1.15)	– 0	–	(.31)	(.65)	(.76)

Total dividends and distributions	(1.16)	(.04)	(.33)	(.65)	(.76)

Net asset value, end of period	$ 14.24	$ 16.37	$ 11.74	$ 12.40	$ 12.59

Total Return

Total investment return based on net asset value(d)	(6.72)%	39.92%	(2.71)%	4.22%	(4.97)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$162,522	$177,607	$127,581	$163,493	$179,874

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.16%	1.17%	1.20%	1.20%	1.24%

Expenses, before waivers/reimbursements(e)‡	1.16%	1.17%	1.21%	1.20%	1.25%

Net investment income (loss)(b)	.50%	.13%	.40%	.24%	(.07)%

Portfolio turnover rate	47%	50%	48%	40%	42%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 38.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 15.59	$ 11.23	$ 11.93	$ 12.23	$ 13.72

Income From Investment Operations

Net investment loss(a)(b)	(.02)	(.10)	(.04)	(.06)	(.11)

Net realized and unrealized gain (loss) on investment transactions	(.99)	4.46	(.35)	.41	(.62)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.01)	4.36	(.39)	.35	(.73)

Less: Distributions

Distributions from net realized gain on investment transactions	(1.15)	– 0	–	(.31)	(.65)	(.76)

Net asset value, end of period	$13.43	$15.59	$11.23	$11.93	$12.23

Total Return

Total investment return based on net asset value(d)	(7.35)%	38.82%	(3.41)%	3.40%	(5.62)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$330	$477	$287	$278	$153

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.76%	1.90%	1.97%	1.97%	1.99%

Expenses, before waivers/reimbursements(e)‡	1.92%	1.92%	1.97%	1.97%	2.00%

Net investment loss(b)	(.16)%	(.65)%	(.37)%	(.54)%	(.82)%

Portfolio turnover rate	47%	50%	48%	40%	42%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 38.

36 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 16.57	$ 11.88	$ 12.54	$ 12.73	$ 14.12

Income From Investment Operations

Net investment income(a)(b)	.11	.06	.07	.06	.03

Net realized and unrealized gain (loss) on investment transactions	(1.06)	4.70	(.36)	.43	(.66)

Contributions from Affiliates	0	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.95)	4.76	(.29)	.49	(.63)

Less: Dividends and Distributions

Dividends from net investment income	(.05)	(.07)	(.06)	(.03)	– 0	–

Distributions from net realized gain on investment transactions	(1.15)	– 0	–	(.31)	(.65)	(.76)

Total dividends and distributions	(1.20)	(.07)	(.37)	(.68)	(.76)

Net asset value, end of period	$ 14.42	$ 16.57	$ 11.88	$ 12.54	$ 12.73

Total Return

Total investment return based on net asset value(d)	(6.53)%	40.26%	(2.42)%	4.41%	(4.70)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$520,700	$456,033	$254,319	$214,197	$144,136

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.91%	.92%	.96%	.95%	.99%

Expenses, before waivers/reimbursements(e)‡	.91%	.92%	.96%	.96%	1.00%

Net investment income(b)	.79%	.38%	.67%	.48%	.20%

Portfolio turnover rate	47%	50%	48%	40%	42%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 38.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended November 30, 2018, such waiver amounted to .01%.

See notes to financial statements.

38 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Small Cap Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Small Cap Value Portfolio (the “Fund”) (one of the funds constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of November 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Cap Fund, Inc.) at November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 39

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 26, 2023

40 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2022. For individual shareholders, the Fund designates 17.31% of dividends paid as qualified dividend income. For corporate shareholders, 17.10% of dividends paid qualify for the dividends received deduction. The Fund designates $5,147,597 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 41

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol J. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

James W. MacGregor(2), Vice President Erik A. Turenchalk(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent	Legal Counsel

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor and Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

42 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	75	None

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 43

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,## Chairman of the Board 70 (2014)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023 and he has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

44 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011 and Chair of its Audit Committee since December 2022

Michael J. Downey,## 79 (2014)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 45

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 74 (2014)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

46 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) since 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,## 81 (2014)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	75	None

48 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested director” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 49

MANAGEMENT OF THE FUND (continued)

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

James W. MacGregor 55	Vice President	Senior Vice President and Chief Investment Officer of US Small and Mid-Cap Value Equities. of the Adviser**, with which he has been associated since prior to 2018. He is also Head – US Value Equities since 2019.

Erik A. Turenchalk 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Nancy E. Hay 50	Secretary	Vice President and Counsel of the Adviser, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 48	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

50 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 51

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

52 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Value Portfolio (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 53

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers

54 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was above the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 55

sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference

56 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 57

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

58 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 59

NOTES

60 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

AB SMALL CAP VALUE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SCV-0151-1122

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB All Market Income	2021	$84,412	$—	$37,465
	2022	$88,633	$—	$61,696
AB Small Cap Value	2021	$31,404	$—	$15,239
	2022	$32,974	$—	$31,301
AB All China Equity	2021	$33,975	$—	$11,824
	2022	$35,674	$—	$31,398

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB All Market Income	2021	$964,705	$37,465
			$—
			$(37,465)
	2022	$1,994,154	$61,696
			$—
			$(61,696)
AB Small Cap Value	2021	$942,479	$15,239
			$—
			$(15,239)
	2022	$1,963,759	$31,301
			$—
			$(31,301)
AB All China Equity	2021	$939,064	$11,824
			$—
			$(11,824)
	2022	$1,963,856	$31,398
			$—
			$(31,398)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes - Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: March 3, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: March 3, 2023